                           MERGER FAIRNESS REVIEW OF

                                  REVERE, MHC
                                      AND
                               RFS BANCORP, INC.

                                 APRIL 27, 2001




                                 BEN A. PLOTKIN
                       CHAIRMAN & CHIEF EXECUTIVE OFFICER

                                ROBIN P. SUSKIND
                                MANAGING DIRECTOR

                                RYAN, BECK & CO.

PRIVATE AND CONFIDENTIAL


    THE ATTACHED MATERIALS HAVE BEEN COMPILED AND PREPARED BY RYAN, BECK AND CO., LLC SOLELY FOR THE USE AND INFORMATION OF THE BOARD OF DIRECTORS AND
     MANAGEMENT OF REVERE, MHC AND RFS BANCORP, INC. SUCH MATERIALS ARE NOT INTENDED FOR VIEWING BY ANY OTHER PERSON OR PARTY FOR ANY PURPOSE, AND
    NO SUCH REVIEW SHOULD BE UNDERTAKEN WITHOUT THE PRIOR WRITTEN CONSENT OF RYAN, BECK AND CO., LLC THROUGH ONE OR MORE OF ITS AUTHORIZED OFFICERS.

  PORTIONS OF THE INFORMATION CONTAINED HEREIN ARE NOT MADE PUBLICLY AVAILABLE
     AND ARE NOT INTENDED FOR PUBLIC DISSEMINATION. THE PUBLIC DISCLOSURE OR
       PERSONAL USE OF SUCH INFORMATION MAY BE ACTIONABLE UNDER APPLICABLE
                      FEDERAL AND/OR STATE SECURITIES LAWS.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

1.    Term Sheet
2.    Analysis of RFS Bancorp, Inc.
         A. Price/Volume Chart
         B. Pricing vs. Indices
         C. Peer Group Comparison - Fully Converted Thrifts
         D. MHC Peer Group Comparison
3.    Background on Danvers Bancorp, Inc.

4.    Valuation of RFS Bancorp, Inc.
         A. Valuation Methodology
         B. Methodology #1
            *  Current Second Step Valuation
            *  Discounted Dividend Analysis  - Pro Forma Second Step
         C. Methodology #2
            * Projected Second Step Valuation
         D. Methodology #3
            *  Analysis of Breakeven Returns

5.    Valuation of Revere, MHC
         A. Financial Modeling of Pro Forma Company

6.    Marketing Process
7.    Conclusion
8.    Relationship with Ryan, Beck & Co.

                    SUMMARY OF SIGNIFICANT TERMS OF PROPOSAL


BACKGROUND                 The proposed transaction contemplates the combination
                           of two complementary companies in contiguous markets.
                           RFS Bancorp, Inc.'s ("RFS") objective is to realize a fair premium for its public shareholders. Revere, MHC's ("MHC") objective is to preserve the rights of its depositors and borrowers in a well recognized and community oriented mutual entity. Danvers Bancorp, Inc. and Danvers Savings Bank's ("Danvers") objective is to expand through Revere Federal Savings Bank
                           ("Revere") into an attractive market area in a cost-effective fashion. This expansion will allow
                           Danvers the ability to cross-sell its products and services to Revere's current customer base.

PROPOSED TRANSACTION       Pursuant to the agreement, the following steps will
                           occur: (1) MHC is merged with and Danvers, Bancorp with Danvers, Bancorp as the surviving entity; (2) the common stock owned by the MHC will be cancelled;
                           (3) RFS effectuates a reverse stock split and thereby cashes out its minority shareholders. Immediately following the reverse stock split, RFS is liquidated;
                           (4) the public stockholders of RFS will exchange their shares for $22.75 per share in cash; (5) Revere is merged with and into Danvers Savings Bank with Danvers Savings Bank as the surviving entity; and (6) the depositors of Revere will become depositors of Danvers Savings Bank and obtain liquidation rights and stock subscription rights in Danvers on a retroactive basis and retain the original deposit opening dates in Revere.

                           The parties agree to modify the structure of the transaction to meet regulatory requirements provided the basic terms and business intent of the transaction are preserved.

CONSIDERATION              Danvers will pay $22.75 in cash for each share of RFS
                           not owned by the MHC, approximately 44% of RFS's outstanding stock. Holders of all stock options to acquire RFS common stock under RFS's 1999 Stock
                           Option Plan would receive cash for the "in the money" value of the options.

ACCOUNTING TREATMENT       To be accounted for as a purchase.

TREATMENT OF ESOP          The cash merger consideration received by RFS's ESOP
                           will first be used to repay the ESOP loan. The remaining cash held by the ESOP after repayment of the loan shall be fully allocated to the ESOP participants in proportion to their account balances. The participants in the plan will become fully vested and the ESOP shall be terminated as a result of the acquisition.

POST-MERGER                Danvers will operate Revere as a separate division
OPERATING STRATEGY         for a period of one year. During that year, James J.
                           McCarthy will serve as President and CEO of Revere division of Danvers.

LOCK-UP PROVISION          As a condition of Danvers' willingness and in order
                           to induce Danvers to enter into the transaction, RFS will pay Danvers an aggregate termination fee of $1.0 million in the event of termination after another party has made a superior offer OR if RFS does not receive stockholder approval as a result of MHC owned shares voting against the transaction.

EMPLOYMENT AGREEMENTS      Danvers will honor all employment contracts including
                           change of control provisions. This transaction will be treated as a change of control.

MANAGEMENT MATTERS         James J. McCarthy will enter into an 18 month
                           employment agreement and a three year retention agreement with Danvers. Mr. McCarthy's title with Danvers will be Executive Vice President for a period of approximately one year (while Revere remains a division) and will then be named the Chief Operating
                           Officer of Danvers by December 31, 2002. During the period Revere is run as a division of Danvers, Mr.
                           McCarthy will also serve as President and Chief
                           Executive Officer of Revere. Tony Patti and Judy
                           Tenaglia will be offered jobs at Danvers with salaries of at least $85,000 and $60,000, respectively, with an additional discretionary bonus of 25% of their base salary.

                           Danvers will honor the terms of RFS's 1999
                           Recognition and Retention Plan ("RRP").

DIRECTOR MATTERS           Danvers will form a Revere Advisory Board consisting
                           of the current directors of Revere (with the exception of any Revere Board members which are put on Danvers' Board, except James J. McCarthy) with annual Advisory Board fees equal to $5,000. The
                           Advisory Board will meet on a quarterly basis. The
                           Advisory Board shall have a term of one year with the expectation of a one year renewal. Two members of Revere's current Board will be selected by Danvers to serve on Danvers's Board immediately after the close of the transaction. Revere Officers and Directors will be indemnified for six years with "tail" directors and officer insurance coverage to be provided.

EMPLOYEE MATTERS           Employees of Revere will be granted credit for years
                           of service for eligibility and vesting purposes in connection with Danvers' benefit plans, including the vacation policy. Danvers will make every effort to place displaced employees in comparable positions.
                           Any Revere employee who is terminated involuntarily
                           (other than for cause) within one year of the closing of the transaction shall receive a lump sum severance payment equal to the greater of the remainder of their pay for the remainder of the 52 week period following consummation of the transaction or two weeks pay for each year of employment with Revere
                           (not to exceed 36 weeks).

                           At the option of Revere exercised by written notice given to Danvers prior to the closing of the transaction, Danvers' defined benefit pension plan will be amended to provide that the benefits to be provided to employees of Revere will be either (i) the accrued benefit under Danvers' defined benefit pension plan giving full credit to service and compensation earned by Revere employees while employed by Revere and giving full credit to service and compensation earned while employed by Danvers or
                           (ii) the sum of (A) the benefit under the Revere defined benefit pension plan accrued as of the close of the transaction and (B) the benefit under the Danvers defined benefit with no accruals for service or compensation earned while an employee of Revere.

TERMINATION FEATURES       The only termination features shall be: (a) mutual
                           consent; (b) breach; (c) failure to close by June 30, 2002; (d) failure to receive regulatory approval; or
                           (e) failure to receive shareholder or depositor approval.

CONDITIONS                 RFS and MHC's obligations are subject to, among other
                           things, (i) receipt of a fairness opinion upon execution of a definitive agreement and updated as of the date of the shareholder proxy statement; and (ii) receipt of necessary shareholder and depositor approvals.

TERMINATION DATE           June 30, 2002.

DIRECTOR LOCK-UP           RFS Directors agree to vote in favor of transactions.

DUE DILIGENCE              Due Diligence has been completed by both parties.

EXPENSES Each party to bear their own expenses. However, in the event that Danvers does not receive Corporator approval and the transaction is terminated, RFS shall receive reimbursement for $250,000 of expenses incurred as a result of this transaction. Conversely, if RFS does not receive stockholder approval with the MHC owned shares voting and the transaction is terminated, then RFS is liable to Danvers to reimburse them for up to $100,000 of incurred costs as a result of this transaction.

                               RFS BANCORP, INC.
                     WEEKLY PRICE-VOLUME GRAPH - SINCE IPO


RFED

---------------------------------------------
DATE                     VOLUME        PRICE
---------------------------------------------

12/21/1998                    -        10.00     Min            -          6.75
12/25/1998               16,600         9.00
1/1/1999                  4,500         9.75     Max       40,600            11
1/8/1999                  1,000         8.50
1/15/1999                 5,800         8.25
1/22/1999                 5,700         8.50
1/29/1999                 2,500         8.25
2/5/1999                  1,500         8.50
2/12/1999                     -         8.50
2/19/1999                     -         8.50
2/26/1999                     -         8.50
3/5/1999                      -         8.50
3/12/1999                 3,800         9.00
3/19/1999                     -         9.00
3/26/1999                     -         9.00
4/2/1999                      -         9.00
4/9/1999                      -         9.00
4/16/1999                     -         9.00
4/23/1999                     -         9.00
4/30/1999                 1,000         8.63
5/7/1999                  1,000         8.50
5/14/1999                 3,600         8.50
5/21/1999                     -         8.50
5/28/1999                 6,000         8.00
6/4/1999                      -         8.00
6/11/1999                 2,000         8.00
6/18/1999                     -         8.00
6/25/1999                 2,000         7.25
7/2/1999                      -         7.25
7/9/1999                  1,000         7.25
7/16/1999                 1,000         7.25
7/23/1999                     -         7.25
7/30/1999                 7,600         8.00
8/6/1999                  3,700         8.75
8/13/1999                     -         8.75
8/20/1999                     -         8.75
8/27/1999                     -         8.75
9/3/1999                 11,400        10.00
9/10/1999                40,600        10.50
9/17/1999                     -        10.50
9/24/1999                     -        10.50


10/1/1999                 2,000        10.50
10/8/1999                     -        10.50
10/15/1999                  100         9.25
10/22/1999                1,400         9.25
10/29/1999                  500         9.25
11/5/1999                 1,200         9.00
11/12/1999                    -         9.00
11/19/1999                2,500         8.75
11/26/1999                1,300         7.50
12/3/1999                     -         7.50
12/10/1999                  500         7.25
12/17/1999                    -         7.25
12/24/1999                5,400         7.13
12/31/1999                2,500         7.00
1/7/2000                  1,300         6.75
1/14/2000                 1,800         7.19
1/21/2000                 1,200         7.63
1/28/2000                   100         7.50
2/4/2000                 20,200         9.00
2/11/2000                17,600         9.13
2/18/2000                 2,500         9.13
2/25/2000                 5,400         9.13
3/3/2000                  2,400         9.13
3/10/2000                10,200         8.25
3/17/2000                 1,700         8.25
3/24/2000                     -         8.25
3/31/2000                     -         8.25
4/7/2000                  3,000         8.63
4/14/2000                 2,000         8.63
4/21/2000                 3,500         8.38
4/28/2000                33,400         8.63
5/5/2000                 16,700         9.00
5/12/2000                     -         9.00
5/19/2000                   200         9.00
5/26/2000                     -         9.00
6/2/2000                  3,000         8.50
6/9/2000                      -         8.50
6/16/2000                 2,200         8.38
6/23/2000                 1,000         8.25
6/30/2000                     -         8.25
7/7/2000                  1,500         8.25
7/14/2000                 1,000         9.00
7/21/2000                     -         9.00
7/28/2000                     -         9.00






8/4/2000                      -         9.00
8/11/2000                     -         9.00
8/18/2000                   600         8.69
8/25/2000                     -         8.69
9/1/2000                  1,900         8.38
9/8/2000                  4,300         8.25
9/15/2000                 7,500         8.38
9/22/2000                 1,000         8.25
9/29/2000                     -         8.25
10/6/2000                     -         8.25
10/13/2000                    -         8.25
10/20/2000               26,000         9.50
10/27/2000                  400         9.25
11/3/2000                 8,500         9.25
11/10/2000                    -         9.25
11/17/2000                2,400         8.63
11/24/2000                1,000         8.13
12/1/2000                   100         9.25
12/8/2000                   100         9.25
12/15/2000                  100         9.25
12/22/2000                    -         9.25
12/29/2000                4,100         7.75
1/5/2001                  3,500         7.50
1/12/2001                     -         7.50
1/19/2001                     -         7.50
1/26/2001                     -         7.50
2/2/2001                      -         7.50
2/9/2001                    100         8.50
2/16/2001                   400         7.88
2/23/2001                     -         7.88
3/2/2001                  3,000         8.13
3/9/2001                  1,900         8.25
3/16/2001                 5,300         8.38
3/23/2001                 1,600         8.69
3/30/2001                 6,300         8.75
4/6/2001                  4,200         8.88
4/13/2001                 9,000         8.95
4/20/2001                 3,000         9.40
4/25/2001                 8,100        11.00


                               RFS BANCORP, INC.
                                  INDEX GRAPH




                      RELATIVE                RELATIVE   RELATIVE
                        CHANGE                  CHANGE     CHANGE
------------------------------------------------------------------             -----------------------------------------------------
DATE                    R2FINL       NASDAQ BANK INDEX       RFED                        R2FINL       NASDAQ BANK INDEX        RFED
==================================================================             =====================================================

12/21/1998                1.00                    1.00       1.00                        152.10                 1784.57       10.00

12/25/1998                1.01                    1.00       0.90                        154.30                 1791.33        9.00

1/1/1999                  1.04                    1.03       0.98                        157.59                 1838.00        9.75

1/8/1999                  1.05                    1.04       0.85                        159.03                 1847.95        8.50

1/15/1999                 1.03                    1.02       0.83                        156.28                 1816.89        8.25

1/22/1999                 1.02                    0.99       0.85                        154.68                 1771.71        8.50

1/29/1999                 1.03                    1.00       0.83                        156.12                 1792.27        8.25

2/5/1999                  0.99                    0.98       0.85                        151.10                 1754.24        8.50

2/12/1999                 0.97                    0.98       0.85                        147.60                 1749.45        8.50

2/19/1999                 0.97                    0.99       0.85                        147.17                 1763.44        8.50

2/26/1999                 0.97                    0.99       0.85                        148.05                 1771.76        8.50

3/5/1999                  0.98                    1.02       0.85                        148.72                 1812.41        8.50

3/12/1999                 0.98                    1.02       0.90                        148.62                 1825.87        9.00

3/19/1999                 0.97                    1.02       0.90                        146.95                 1813.58        9.00

3/26/1999                 0.96                    0.99       0.90                        145.70                 1771.34        9.00

4/2/1999                  0.96                    0.98       0.90                        146.29                 1741.69        9.00

4/9/1999                  0.99                    0.99       0.90                        149.99                 1769.58        9.00

4/16/1999                 1.04                    1.02       0.90                        157.45                 1824.10        9.00

4/23/1999                 1.06                    1.03       0.90                        161.90                 1846.34        9.00

4/30/1999                 1.07                    1.05       0.86                        162.39                 1873.79        8.63

5/7/1999                  1.07                    1.05       0.85                        163.10                 1877.85        8.50

5/14/1999                 1.08                    1.04       0.85                        163.68                 1860.81        8.50

5/21/1999                 1.09                    1.04       0.85                        165.86                 1856.65        8.50

5/28/1999                 1.07                    1.03       0.80                        162.37                 1842.10        8.00

6/4/1999                  1.06                    1.03       0.80                        160.48                 1838.12        8.00

6/11/1999                 1.04                    1.01       0.80                        158.23                 1801.43        8.00

6/18/1999                 1.05                    1.03       0.80                        160.18                 1835.43        8.00

6/25/1999                 1.05                    1.02       0.73                        159.65                 1828.10        7.25

7/2/1999                  1.08                    1.05       0.73                        164.39                 1868.68        7.25

7/9/1999                  1.08                    1.05       0.73                        164.31                 1865.75        7.25

7/16/1999                 1.08                    1.05       0.73                        164.42                 1867.84        7.25

7/23/1999                 1.06                    1.04       0.73                        160.60                 1848.89        7.25

7/30/1999                 1.05                    1.02       0.80                        159.02                 1811.93        8.00

8/6/1999                  1.01                    0.99       0.88                        154.08                 1764.87        8.75

8/13/1999                 1.01                    1.00       0.88                        153.72                 1783.72        8.75

8/20/1999                 1.01                    1.00       0.88                        153.74                 1787.27        8.75

8/27/1999                 1.00                    1.00       0.88                        152.00                 1777.34        8.75

9/3/1999                  1.00                    0.98       1.00                        151.34                 1750.83       10.00

9/10/1999                 0.99                    0.96       1.05                        150.15                 1721.96       10.50

9/17/1999                 0.97                    0.94       1.05                        147.57                 1680.85       10.50

9/24/1999                 0.95                    0.93       1.05                        144.40                 1661.53       10.50

10/1/1999                 0.96                    0.94       1.05                        146.50                 1676.34       10.50

10/8/1999                 0.97                    0.98       1.05                        147.65                 1739.97       10.50

10/15/1999                0.94                    0.93       0.93                        143.54                 1662.58        9.25

10/22/1999                0.95                    0.96       0.93                        144.89                 1716.53        9.25

10/29/1999                0.98                    1.01       0.93                        149.23                 1801.03        9.25

11/5/1999                 1.00                    1.03       0.90                        151.56                 1836.28        9.00

11/12/1999                0.99                    1.02       0.90                        149.94                 1821.01        9.00

11/19/1999                0.98                    1.02       0.88                        149.66                 1823.44        8.75

11/26/1999                0.97                    0.99       0.75                        146.83                 1765.70        7.50

12/3/1999                 0.96                    1.00       0.75                        146.42                 1782.55        7.50





12/10/1999                0.94                    0.95       0.73                        143.52                 1694.90        7.25

12/17/1999                0.93                    0.92       0.73                        141.89                 1648.69        7.25

12/24/1999                0.94                    0.94       0.71                        142.31                 1683.64        7.13

12/31/1999                0.95                    0.95       0.70                        144.26                 1691.29        7.00

1/7/2000                  0.92                    0.90       0.68                        140.58                 1602.52        6.75

1/14/2000                 0.93                    0.90       0.72                        141.24                 1599.37        7.19

1/21/2000                 0.93                    0.87       0.76                        140.88                 1543.67        7.63

1/28/2000                 0.90                    0.87       0.75                        137.61                 1544.35        7.50

2/4/2000                  0.92                    0.88       0.90                        140.12                 1566.85        9.00

2/11/2000                 0.90                    0.86       0.91                        137.65                 1526.06        9.13

2/18/2000                 0.88                    0.83       0.91                        134.57                 1473.63        9.13

2/25/2000                 0.87                    0.80       0.91                        132.72                 1430.76        9.13

3/3/2000                  0.89                    0.79       0.91                        136.05                 1406.44        9.13

3/10/2000                 0.88                    0.75       0.83                        133.54                 1344.46        8.25

3/17/2000                 0.92                    0.84       0.83                        139.70                 1490.13        8.25

3/24/2000                 0.93                    0.85       0.83                        140.88                 1514.91        8.25

3/31/2000                 0.92                    0.86       0.83                        139.51                 1530.54        8.25

4/7/2000                  0.92                    0.85       0.86                        139.34                 1515.02        8.63

4/14/2000                 0.87                    0.81       0.86                        132.65                 1447.44        8.63

4/21/2000                 0.89                    0.84       0.84                        135.17                 1497.26        8.38

4/28/2000                 0.92                    0.84       0.86                        140.20                 1493.63        8.63

5/5/2000                  0.92                    0.82       0.90                        139.34                 1468.43        9.00

5/12/2000                 0.91                    0.85       0.90                        138.01                 1510.40        9.00

5/19/2000                 0.90                    0.84       0.90                        136.73                 1496.46        9.00

5/26/2000                 0.90                    0.86       0.90                        136.45                 1535.28        9.00

6/2/2000                  0.94                    0.91       0.85                        143.30                 1631.86        8.50

6/9/2000                  0.94                    0.88       0.85                        142.55                 1569.34        8.50

6/16/2000                 0.92                    0.84       0.84                        140.50                 1496.27        8.38

6/23/2000                 0.91                    0.84       0.83                        138.49                 1504.52        8.25

6/30/2000                 0.93                    0.84       0.83                        141.01                 1497.35        8.25

7/7/2000                  0.94                    0.88       0.83                        143.33                 1572.42        8.25

7/14/2000                 0.95                    0.89       0.90                        145.13                 1596.97        9.00

7/21/2000                 0.94                    0.88       0.90                        143.73                 1568.19        9.00

7/28/2000                 0.94                    0.87       0.90                        143.27                 1549.11        9.00

8/4/2000                  0.97                    0.91       0.90                        147.53                 1625.87        9.00

8/11/2000                 0.98                    0.93       0.90                        148.58                 1652.88        9.00

8/18/2000                 0.97                    0.91       0.87                        148.02                 1630.01        8.69

8/25/2000                 0.97                    0.92       0.87                        148.22                 1643.48        8.69

9/1/2000                  0.99                    0.93       0.84                        150.28                 1668.57        8.38

9/8/2000                  1.00                    0.97       0.83                        152.66                 1728.39        8.25

9/15/2000                 1.01                    0.97       0.84                        153.25                 1730.99        8.38

9/22/2000                 1.00                    0.95       0.83                        152.06                 1699.80        8.25

9/29/2000                 1.03                    1.00       0.83                        155.97                 1779.01        8.25

10/6/2000                 0.99                    0.98       0.83                        150.60                 1749.09        8.25

10/13/2000                0.98                    0.94       0.83                        148.73                 1677.14        8.25

10/20/2000                0.98                    0.94       0.95                        148.75                 1670.22        9.50

10/27/2000                0.98                    0.96       0.93                        149.08                 1708.97        9.25

11/3/2000                 1.01                    0.99       0.93                        154.12                 1763.63        9.25

11/10/2000                0.99                    0.97       0.93                        150.47                 1735.23        9.25

11/17/2000                0.99                    0.95       0.86                        150.73                 1695.24        8.63

11/24/2000                0.98                    0.95       0.81                        149.66                 1693.16        8.13

12/1/2000                 0.99                    0.99       0.93                        150.05                 1767.62        9.25

12/8/2000                 1.03                    1.04       0.93                        157.04                 1853.09        9.25

12/15/2000                1.02                    1.00       0.93                        154.57                 1791.12        9.25




12/22/2000                1.06                    1.07       0.93                        161.38                 1908.81        9.25

12/29/2000                1.09                    1.09       0.78                        165.51                 1939.45        7.75

1/5/2001                  1.06                    1.07       0.75                        161.77                 1905.82        7.50

1/12/2001                 1.07                    1.05       0.75                        162.69                 1868.13        7.50

1/19/2001                 1.07                    1.04       0.75                        162.73                 1858.39        7.50

1/26/2001                 1.09                    1.09       0.75                        166.52                 1937.15        7.50

2/2/2001                  1.10                    1.09       0.75                        167.05                 1947.14        7.50

2/9/2001                  1.10                    1.10       0.85                        167.85                 1962.30        8.50

2/16/2001                 1.11                    1.11       0.79                        168.39                 1980.82        7.88

2/23/2001                 1.07                    1.07       0.79                        163.36                 1910.73        7.88

3/2/2001                  1.10                    1.09       0.81                        166.84                 1944.74        8.13

3/9/2001                  1.09                    1.08       0.83                        165.80                 1920.41        8.25

3/16/2001                 1.05                    1.04       0.84                        159.74                 1850.12        8.38

3/23/2001                 1.04                    1.01       0.87                        158.25                 1800.29        8.69

3/30/2001                 1.07                    1.06       0.88                        162.53                 1883.23        8.75

4/6/2001                  1.04                    1.02       0.89                        158.26                 1827.32        8.88

4/13/2001                 1.06                    1.05       0.90                        161.85                 1873.38        8.95

4/20/2001                 1.07                    1.06       0.94                        162.95                 1895.45        9.40

4/25/2001                 1.08                    1.06       1.10                        164.31                 1897.46       11.00


    FULLY CONVERTED THRIFTS IN THE NEW ENGLAND AND MID-ATLANTIC REGIONS WITH
                  ASSETS BETWEEN $150 MILLION AND $400 MILLION

                             RFS BANCORP INC. (MHC)
                              Peer Group Comparison


-------------------------------------------------------------------------------

                                            RFS BANCORP      PEER           PEER                               # IN
                                            INC. (MHC)(1)   AVERAGE(1)     MEDIAN(1)          RANK(2)         SAMPLE
                                            ----------     -----------    -------------     -----------      ----------

CAPITALIZATION
------------------------------------------
Total Assets  (000s)                         $153,533 (3)    $278,404         $274,975               15           15
Total Deposits  (000s)                        104,154 (3)     200,855          198,917               15           15
Total Shareholders' Equity  (000s)             10,821 (3)      21,539           20,604               14           15
Total Equity / Assets                            7.05 %(3)       7.90 %           8.64 %              9           15
Tangible Equity / Tangible Assets                7.05 (3)        7.83             8.46                9           15
Tier 1 Capital / Risk-Adj Assets                13.01           15.29            16.55                7           12
Total Capital / Risk-Adj Assets                 14.81           16.31            16.57                7           12
Total Borrowings / Total Assets                 24.92 (3)       17.66            14.28                3           15

ASSET QUALITY
------------------------------------------
Non-Performing Loans / Loans                     0.55 (3)        0.89             0.39                1           11
Loan Loss Reserves / NPLs                      159.96 (3)      260.80           251.83                7            8
Loan Loss Reserves  / Loans                      0.88 (3)        1.08             0.97                9           14
Non-Performing Assets / Assets                   0.34 (3)        0.57             0.30                1           11
Non-Performing Assets / Equity                   4.82 (3)        9.94             3.98                1           11

LOAN & DEPOSIT COMPOSITION
------------------------------------------
Total Loans / Total Assets                      61.71 (3)       62.40            65.58                8           14
Total Loans / Deposits                          90.97 (3)       87.80            85.04                5           14
1-4 Family Loans / Total Loans                  61.24           60.23            61.24                8           15
5+ Family Loans / Total Loans                    0.00            3.28             1.62               13           15
Construction & Developmental Loans
   / Total Loans                                 6.13            5.61             3.01                4           15
Other Real Estate Loans / Total Loans           23.52           18.42            12.37                4           15
Real Estate Loans/Total Loans                   90.89           87.54            93.15               10           15
Consumer Loans / Total Loans                     1.85            7.47             2.21                9           15
Commercial Loans / Total Loans                   7.26            4.95             1.82                5           15
Non-Interest Bearing Deposits/Total
   Deposits                                     13.75            6.80             7.21               15           15
Time Deposits GREATER THAN $100,000
   / Total Deposits                             35.49           12.97             9.73                8            9
Core Deposits / Total Deposits                  64.51           87.03            90.27                2            9




                                       1

PERFORMANCE
------------------------------------------
Return on Average Assets                         0.40 (3)        0.44             0.82               12           15
Return on Average Equity                         5.57 (3)        3.79            12.44               10           15
Net Interest Margin                              3.59            3.24             3.22                6           15
Yield / Cost Spread                              3.11            2.87             2.78                7           15
Yield on Interest Earning Assets                 7.76            7.74             7.67                6           15
Cost of Interest Bearing Liabilities             4.65            4.88             4.70                8           15
Non Interest Income / Average Assets             0.33            0.46             0.39               11           15
Non Interest Expense/Avg Assets                  2.94            2.61             2.56               12           15
Occupancy & Equipment Expense/Avg Assets         0.37            0.37             0.36                7           12
Efficiency Ratio                                79.77 (3)       73.14            69.09               12           15

GROWTH RATES
------------------------------------------
Asset Growth                                    24.51 (4)        5.96             4.05                1           15
Loan Growth Rate                                24.56 (4)        7.25             7.19                1           14
Deposit Growth Rate                             27.57 (4)        5.63             6.85                1           15
EPS Growth Rate                                  6.67 (4)       25.06            10.57                6           12

MARKET STATISTICS
------------------------------------------
Stock Price at April 25, 2001                   11.00
Price / LTM EPS                                                 10.57 x           9.12 x                          12
Price / Book Value                                              97.97 %          91.94 %                          15
Price / Tangible Book Value                                     98.79            94.43                            15
Market Capitalization  ($M)                                    $21.52           $19.32                            15
Dividend Yield                                                   3.20 %           3.13 %                          14


(1) AS OF OR FOR THE LATEST 12 MONTH PERIOD.
(2) THE HIGHEST RANK IS 1 (FROM BEST PERFORMER IN CATEGORY TO WORST)
(3) AS OF OR FOR THE SIX MONTHS ENDED 3/31/2001.
(4) AS OF OR FOR THE TWELVE MONTHS ENDED 3/31/01.

                           THRIFT TRADING PEER GROUP
    FULLY CONVERTED THRIFTS IN THE NEW ENGLAND AND MID-ATLANTIC REGIONS WITH
                  ASSETS BETWEEN $150 MILLION AND $400 MILLION


                                                                                         Financial
                                                     Number           States               Data
                                                       of               of                Herein
          Short Name              Ticker    State    Offices         Operation            as of:
-------------------------------------------------------------------------------------------------------
Alliance Bncp of New England        ANE       CT        9      CT(9)                    12/31/2000
Elmira Savings Bank                ESBK       NY        6      NY(5),PA(1)              12/31/2000
Finger Lakes Bancorp Inc.          FLBC       NY        7      NY(7)                    12/31/2000
Hingham Instit. for Savings        HIFS       MA        6      MA(6)                    03/31/2001
Independence Federal Svgs Bank     IFSB       DC        5      DC(4),MD(1)              12/31/2000
Ipswich Bancshares Inc.            IPSW       MA        8      MA(8)                    03/31/2001
Laurel Capital Group Inc.          LARL       PA        6      PA(6)                    03/31/2001
Mayflower Co-operative Bank        MFLR       MA        5      MA(5)                    01/31/2001
Mystic Financial Inc.              MYST       MA        5      MA(5)                    12/31/2000
Prestige Bancorp Inc.              PRBC       PA        5      PA(5)                    12/31/2000
USABancShares.com Inc.             USAB       PA        4      PA(4)                    12/31/2000
Washington Savings Bank, FSB        WSB       MD        5      MD(5)                    01/31/2001
WHG Bancshares Corp.               WHGB       MD        5      MD(5)                    12/31/2000
WVS Financial Corp.                WVFC       PA        6      PA(6)                    03/31/2001

Average                                                 6
Median                                                  6

RFS Bancorp Inc. (MHC)             RFED       MA        2      MA(2)                    12/31/2000


                          THRIFT TRADING PEER GROUP
   FULLY CONVERTED THRIFTS IN THE NEW ENGLAND AND MID-ATLANTIC REGIONS WITH
                 ASSETS BETWEEN $150 MILLION AND $400 MILLION

                                             Asset             Deposit     Loans    Loan
                                    Total   Growth      Total   Growth   Held for  Growth        Total   Common     Total  Tangible
                                   Assets     Rate   Deposits     Rate    Invest.    Rate   Borrowings   Equity    Equity    Equity
          Short Name                ($000)      (%)     ($000)      (%)     ($000)     (%)       ($000)   ($000)    ($000)    ($000)
------------------------------------------------------------------------------------------------------------------------------------
Alliance Bncp of New England      348,178    13.44    280,516    11.59    228,324   19.15       39,700   18,115    18,115    18,022
Elmira Savings Bank               280,099     8.00    220,508     0.51    215,641    7.19       39,775   17,809    17,809    16,924
Finger Lakes Bancorp Inc.         329,196     9.28    228,462     9.77    172,104    7.73       60,243   36,571    36,571    36,571
Hingham Instit. for Savings       348,293    14.87    229,206    14.19    277,213   13.73       83,213   30,740    30,740    30,740
Independence Federal Svgs Bank    256,527    -1.14    198,263    -2.48     88,616    1.63       32,233   23,092    23,092    21,833
Ipswich Bancshares Inc.           291,773     3.85    237,642     9.89    202,096    2.96       31,500   15,296    15,296    15,296
Laurel Capital Group Inc.         253,032     4.04    199,570     4.89    175,523    9.31       22,627   25,665    25,665    25,665
Mayflower Co-operative Bank       157,566     1.63    127,334     7.23     86,163    3.06       16,000   13,314    13,314    13,174
Mystic Financial Inc.             267,514    17.60    190,614    19.28    207,557   17.32       45,634   29,209    29,209    29,209
Prestige Bancorp Inc.             201,775     0.60    121,793     1.08    156,805    3.20       66,300   11,550    11,550    11,550
USABancShares.com Inc.            336,451     4.06    281,932    10.55    181,255   -9.25       32,600    8,650     8,650     8,604
Washington Savings Bank, FSB      269,851     1.34    195,542   -15.95    139,720   14.75       45,000   27,587    27,587    27,587
WHG Bancshares Corp.              167,106     8.14    126,117     6.47         NA      NA       24,000   16,105    16,105    16,105
WVS Financial Corp.               390,291    -2.33    174,464     1.85    187,059    3.45      180,879   27,844    27,844    27,844

Average                           278,404     5.96    200,855     5.63    178,314    7.25       51,407   21,539    21,539    21,366
Median                            274,975     4.05    198,917     6.85    181,255    7.19       39,738   20,604    20,604    19,928

RFS BANCORP INC. (MHC)            144,791    21.12     92,292    16.78     91,440   23.53       41,248   10,700    10,700    10,700


                                                                           Net      Yield on       Cost of    Interest
                                                                      Interest   Int Earning   Int Bearing       Yield
                                   Net Income      ROAA       ROAE      Margin        Assets   Liabilities      Spread
            Short Name                  ($000)       (%)        (%)         (%)           (%)           (%)         (%)
-----------------------------------------------------------------------------------------------------------------------
Alliance Bncp of New England            3,220      0.97      20.66        3.84          7.95          4.55        3.40
Elmira Savings Bank                     2,017      0.75      12.58        3.83          7.88          4.58        3.30
Finger Lakes Bancorp Inc.                 802      0.26       3.76        2.91          7.51          4.86        2.65
Hingham Instit. for Savings             4,486      1.39      15.59        3.83          7.83          4.56        3.27
Independence Federal Svgs Bank          1,174      0.45       5.10        2.56          7.67          5.38        2.29
Ipswich Bancshares Inc.                 2,556      0.88      15.79        3.21          7.24          4.42        2.82
Laurel Capital Group Inc.               3,677      1.44      15.26        3.30          7.37          4.63        2.74
Mayflower Co-operative Bank             1,379      0.88      12.30        3.95          7.68          3.91        3.77
Mystic Financial Inc.                   1,721      0.69       5.81        3.89          7.66          4.38        3.28
Prestige Bancorp Inc.                  -2,964     -1.44     -20.76        2.89          7.37          4.77        2.60
USABancShares.com Inc.                 -9,665     -2.79     -65.93        3.22          9.41          6.19        3.22
Washington Savings Bank, FSB            3,047      1.13      12.66        2.83          8.17          5.66        2.51
WHG Bancshares Corp.                      685      0.43       4.49        2.58          7.29          5.11        2.18
WVS Financial Corp.                     4,276      1.05      15.74        2.58          7.36          5.28        2.08

Average                                 1,172      0.44       3.79        3.24          7.74          4.88        2.87
Median                                  1,869      0.82      12.44        3.22          7.67          4.70        2.78

RFS BANCORP INC. (MHC)                    551      0.42       5.43        3.59          7.76          4.65        3.11



                                       NonInterest  Net Interest    Revenue     Gain on     NonInterest        Amount       Salary
                                           Income/       Income/     Growth        Sale/       Expense/            of         Exp/
                                        Avg Assets    Avg Assets       Rate   Avg Assets     Avg Assets   Intangibles      Tot Rev
            Short Name                          (%)           (%)        (%)          (%)            (%)        ($000)          (%)
----------------------------------------------------------------------------------------------------------------------------------
Alliance Bncp of New England                  0.43         3.59        11.30      0.000           2.58            76        34.77
Elmira Savings Bank                           0.44         3.64         2.37      0.030           2.84           108        35.36
Finger Lakes Bancorp Inc.                     0.35         2.81         2.51      0.030           2.68             0        38.83
Hingham Instit. for Savings                   0.29         3.76        14.04      0.000           1.91             0        25.95
Independence Federal Svgs Bank                1.12         2.42         0.21      0.210           3.07           229        38.49
Ipswich Bancshares Inc.                       0.64         3.10        -2.01      0.000           2.28             0        29.49
Laurel Capital Group Inc.                     0.34         3.21         4.84      0.000           1.59             0           NA
Mayflower Co-operative Bank                   0.50         3.82         8.27      0.040           2.72            18        35.51
Mystic Financial Inc.                         0.35         3.70        12.72      0.000           2.95             0        42.72
Prestige Bancorp Inc.                         0.45         2.83         4.49      0.000           2.54             0        37.82
USABancShares.com Inc.                        0.28         3.00         9.31      0.000           5.98            24        45.69
Washington Savings Bank, FSB                  0.95         2.71        41.56      0.270           2.47             0        31.14
WHG Bancshares Corp.                          0.09         2.52        -0.10      0.000           1.83             0        42.73
WVS Financial Corp.                           0.18         2.55        -5.05      0.000           1.04             0           NA

Average                                       0.46         3.12         7.46      0.041           2.61            33        36.54
Median                                        0.39         3.05         4.67      0.000           2.56             0        36.67

RFS BANCORP INC. (MHC)                        0.33         3.37        15.47     -0.010           2.94             0        40.88



                                          Salary     Occup &       Occup &     Net Oper
                                            Exp/       Equip    Equip Exp/    Expenses/   Efficiency
                                       Employees     Expense     Avg Assts   Avg Assets        Ratio
            Short Name                   (Actual)      ($000)           (%)          (%)          (%)
-----------------------------------------------------------------------------------------------------
Alliance Bncp of New England              43,390          NA            NA         2.13        63.70
Elmira Savings Bank                       35,960       1,284          0.48         2.35        68.45
Finger Lakes Bancorp Inc.                 41,617       1,576          0.51         2.26        82.37
Hingham Instit. for Savings                   NA         702          0.22         1.62        47.26
Independence Federal Svgs Bank                NA       1,313          0.50         1.86        84.12
Ipswich Bancshares Inc.                       NA         960          0.33         1.64        60.99
Laurel Capital Group Inc.                     NA          NA            NA         1.26        44.96
Mayflower Co-operative Bank               44,627         669          0.43         2.20        62.61
Mystic Financial Inc.                     67,086         886          0.36         2.60        72.79
Prestige Bancorp Inc.                     50,113         593          0.29         2.08        77.14
USABancShares.com Inc.                        NA       1,052          0.30         5.69       181.81
Washington Savings Bank, FSB                  NA       1,180          0.44         1.60        69.72
WHG Bancshares Corp.                      57,455         290          0.18         1.74        69.85
WVS Financial Corp.                           NA          NA            NA         0.86        38.14

Average                                   48,607         955          0.37         2.14        73.14
Median                                    44,627         960          0.36         1.97        69.09

RFS BANCORP INC. (MHC)                    55,351         475          0.37         2.61        79.41



                                                                       Loans    Total             NPAS
                                       Total                Total   90+ Days     NPAs     NPAs/   +90/      NPAs/
                                        NPLs      OREO       NPAs    Delinq.      +90    Assets  Assets    Equity
            Short Name                 ($000)    ($000)     ($000)     ($000)   ($000)       (%)  (%)          (%)
------------------------------------------------------------------------------------------------------------------
Alliance Bncp of New England           1,130         0      1,130          0    1,130      0.32     0.32     6.24
Elmira Savings Bank                      861        87        948          0      948      0.34     0.34     5.32
Finger Lakes Bancorp Inc.                515        82        597          0      597      0.18     0.18     1.63
Hingham Instit. for Savings               NA         0         NA          0       NA        NA       NA       NA
Independence Federal Svgs Bank         2,402        84      2,486        138    2,624      0.97     1.02    10.77
Ipswich Bancshares Inc.                  228         0        228         NA       NA      0.08       NA     1.49
Laurel Capital Group Inc.                674         0        674          0      674      0.27     0.27     2.63
Mayflower Co-operative Bank                0       125        125          0      125      0.08     0.08     0.94
Mystic Financial Inc.                     17         0         17          0       17      0.01     0.01     0.06
Prestige Bancorp Inc.                  5,691       176      5,867          0    5,867      2.91     2.91    50.80
USABancShares.com Inc.                 1,645        40      1,685          0    1,685      0.50     0.50    19.48
Washington Savings Bank, FSB              NA        14         NA         NA       NA        NA       NA       NA
WHG Bancshares Corp.                      NA         0         NA         14       NA        NA       NA       NA
WVS Financial Corp.                       NA         0         NA          0       NA        NA       NA       NA

Average                                1,316        43      1,376         13    1,519      0.57     0.63     9.94
Median                                   768         7        811          0      948      0.30     0.32     3.98

RFS BANCORP INC. (MHC)                     0         0          0          0        0      0.00     0.00     0.00



                                                 NPLs         Loan
                                       NPLs/     +90/         Loss     LLR/     LLR/         LLR/     LLR/        LLR/
                                       Loans    Loans     Reserves    Loans     NPAs     NPAs +90     NPLs    NPLs +90
            Short Name                    (%)      (%)       ($000)      (%)      (%)          (%)      (%)         (%)
-----------------------------------------------------------------------------------------------------------------------
Alliance Bncp of New England            0.49     0.49        3,400     1.49   300.88       300.88   300.88      300.88
Elmira Savings Bank                     0.40     0.40        2,083     0.97   219.73       219.73   241.93      241.93
Finger Lakes Bancorp Inc.               0.30     0.30        1,468     0.85   245.90       245.90   285.05      285.05
Hingham Instit. for Savings               NA       NA        2,332     0.84       NA           NA       NA          NA
Independence Federal Svgs Bank          2.71     2.87          488     0.55    19.63        18.60    20.32       19.21
Ipswich Bancshares Inc.                 0.11       NA        1,801     0.89   789.91           NA   789.91          NA
Laurel Capital Group Inc.               0.38     0.38        1,764     1.00   261.72       261.72   261.72      261.72
Mayflower Co-operative Bank             0.00     0.00        1,179     1.37   943.20       943.20       NM          NA
Mystic Financial Inc.                   0.01     0.01        1,632     0.79       NM     9,600.00       NM    9,600.00
Prestige Bancorp Inc.                   3.63     3.63        3,388     2.16    57.75        57.75    59.53       59.53
USABancShares.com Inc.                  0.91     0.91        2,090     1.15   124.04       124.04   127.05      127.05
Washington Savings Bank, FSB              NA       NA        1,120     0.80       NA           NA       NA          NA
WHG Bancshares Corp.                      NA       NA           NA       NA       NA           NA       NA          NA
WVS Financial Corp.                       NA       NA        2,125     1.14       NA           NA       NA          NA

Average                                 0.89     1.00        1,913     1.08   329.20     1,307.98   260.80    1,361.92
Median                                  0.39     0.40        1,801     0.97   245.90       245.90   251.83      251.82

RFS BANCORP INC. (MHC)                  0.00     0.00          794     0.87       NM           NA       NM          NM




                                         Loan                         Gross         Net Loan    Loan Loss     Loan Loss
                                         Loss           Loan           Loan      Chargeoffs/   Provision/    Provision/     Loans/
                                    Provision     Recoveries     Chargeoffs        Avg Loans         NCOs     Avg Loans   Deposits
            Short Name                  ($000)         ($000)         ($000)              (%)          (%)           (%)        (%)
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Bncp of New England              335             79            214             0.06       248.15          0.16      81.39
Elmira Savings Bank                       180            316            425             0.05       165.14          0.09      97.79
Finger Lakes Bancorp Inc.                 260             47            189             0.09       183.10          0.16      75.33
Hingham Instit. for Savings               290              0              0             0.00           NM          0.11     120.94
Independence Federal Svgs Bank            -37             15              0            -0.02           NM         -0.04      44.70
Ipswich Bancshares Inc.                    70             NA             NA               NA           NA          0.03      85.04
Laurel Capital Group Inc.                  18              9             72             0.04        28.57          0.01      87.95
Mayflower Co-operative Bank                27              6             61             0.07        49.09          0.03      67.67
Mystic Financial Inc.                     185             11             18             0.00           NM          0.10     108.89
Prestige Bancorp Inc.                   6,383              4          3,983             2.49       160.42          4.00     128.75
USABancShares.com Inc.                      0              1             26             0.01         0.00          0.00      64.29
Washington Savings Bank, FSB               71             NA             NA             0.01       473.33          0.05      71.45
WHG Bancshares Corp.                      120             NA             NA               NA           NA            NA         NA
WVS Financial Corp.                       300             NA             NA               NA           NA          0.16     107.22

Average                                   586             49            499             0.25       163.48          0.37      87.80
Median                                    150             10             67             0.04       162.78          0.09      85.04

RFS BANCORP INC. (MHC)                    156              0             22             0.03       709.09          0.19      99.08



                                                            Total                  Tangible   Intangible     Tier 1/      Total Cap/
                                 Loans/   Deposits/   Borrowings/   Equity/         Equity/      Assets/    Risk-Adj        Risk-Adj
                                 Assets      Assets        Assets    Assets     Tang Assets       Equity      Assets          Assets
       Short Name                   (%)         (%)           (%)       (%)             (%)          (%)         (%)             (%)
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Bncp of New England      65.58       80.57         11.40      5.20            5.18         0.51       10.50           11.70
Elmira Savings Bank               76.99       78.73         14.20      6.36            6.06         4.97        9.30           10.44
Finger Lakes Bancorp Inc.         52.28       69.40         18.30     11.11           11.11         0.00       20.41           20.68
Hingham Instit. for Savings       79.59       65.81         23.89      8.83            8.83         0.00          NA              NA
Independence Federal Svgs Bank    34.54       77.29         12.57      9.00            8.55         5.45       23.30           23.90
Ipswich Bancshares Inc.           69.26       81.45         10.80      5.24            5.24         0.00          NA              NA
Laurel Capital Group Inc.         69.37       78.87          8.94     10.14           10.14         0.00       16.96           18.39
Mayflower Co-operative Bank       54.68       80.81         10.15      8.45            8.37         1.05       12.71           13.80
Mystic Financial Inc.             77.59       71.25         17.06     10.92           10.92         0.00       16.55           16.57
Prestige Bancorp Inc.             77.71       60.36         32.86      5.72            5.72         0.00        9.61           10.86
USABancShares.com Inc.            53.87       83.80          9.69      2.57            2.56         0.53        5.00            8.30
Washington Savings Bank, FSB      51.78       72.46         16.68     10.22           10.22         0.00       23.36           23.91
WHG Bancshares Corp.                 NA       75.47         14.36      9.64            9.64         0.00       20.45           20.88
WVS Financial Corp.               47.93       44.70         46.34      7.13            7.13         0.00          NA              NA

Average                           62.40       72.93         17.66      7.90            7.83         0.89       15.29           16.31
Median                            65.58       76.38         14.28      8.64            8.46         0.00       16.55           16.57

RFS BANCORP INC. (MHC)            63.15       63.74         28.49      7.39            7.39         0.00       13.01           14.81

                                        04/25/01                   Fiscal         EPS                        Current
                                          Stock           EPS     Year EPS       Growth           PEG         Price/
                                          Price     Bef Extra     Estimate         Rate         Ratio        LTM EPS
           Short Name                        ($)           ($)          ($)          (%)           (%)            (x)
---------------------------------------------------------------------------------------------------------------------
Alliance Bncp of New England               9.10          1.36           NA        10.57          0.66           6.59
Elmira Savings Bank                       21.10          2.52           NA        23.53          0.84           8.37
Finger Lakes Bancorp Inc.                  8.25            NA           NA           NA            NA             NA
Hingham Instit. for Savings               19.15          2.18           NA        26.74          0.88           8.78
Independence Federal Svgs Bank            13.18          0.91           NA        (7.14)         1.45          14.48
Ipswich Bancshares Inc.                   10.30          1.13        1.290       (14.39)         0.91           9.12
Laurel Capital Group Inc.                 16.50          1.79           NA        22.60          0.92           9.22
Mayflower Co-operative Bank               11.00          0.96           NA       (15.79)         1.15          11.46
Mystic Financial Inc.                     15.10          0.95        1.180        35.71          1.51          15.10
Prestige Bancorp Inc.                      9.85         -3.37           NA           NM            NA             NM
USABancShares.com Inc.                     1.13         -1.70           NA           NM            NA             NM
Washington Savings Bank, FSB               3.86          0.67           NA       204.55          0.58           5.76
WHG Bancshares Corp.                      11.00          0.58           NA       (12.12)         1.90          18.97
WVS Financial Corp.                       12.55          1.50           NA         1.35          0.84           8.37

Average                                   11.58          0.73        1.235        25.06          1.06          10.57
Median                                    11.00          0.96        1.235        10.57          0.91           9.12

RFS BANCORP INC. (MHC)                    11.00          0.63           NA        14.55          1.75          17.46


                                        Price/         Current         Current      Current              LTM      Current
                                       Current          Price/     Price/ Tang     Dividend         Dividend       Market
                                    Earn. Est.      Book Value      Book Value        Yield     Payout Ratio        Value
           Short Name                       (x)             (%)             (%)          (%)              (%)         ($M)
--------------------------------------------------------------------------------------------------------------------------
Alliance Bncp of New England                NA          117.12          117.72         3.30            20.22        21.21
Elmira Savings Bank                         NA           94.79           99.76         3.03            24.79        16.88
Finger Lakes Bancorp Inc.                   NA           77.68           77.68         2.91               NA        28.42
Hingham Instit. for Savings                 NA          127.41          127.41         3.13            32.11        39.17
Independence Federal Svgs Bank              NA           73.22           77.44         2.28            74.73        16.91
Ipswich Bancshares Inc.                   7.98          137.33          137.33         4.27            37.17        21.00
Laurel Capital Group Inc.                   NA          125.76          125.76         4.12            37.43        32.28
Mayflower Co-operative Bank                 NA          111.68          112.82         5.45            62.50        14.87
Mystic Financial Inc.                    12.80           89.09           89.09         2.12            30.53        29.02
Prestige Bancorp Inc.                       NA           70.91           70.91           NA               NM         9.32
USABancShares.com Inc.                      NA           70.19           70.63         0.00               NM         5.71
Washington Savings Bank, FSB                NA           63.91           63.91         2.59            14.93        17.64
WHG Bancshares Corp.                        NA           87.79           87.79         3.27            62.07        14.14
WVS Financial Corp.                         NA          124.75          124.75         5.10            42.67        34.73

Average                                  10.39           97.97           98.79         3.20            39.92        21.52
Median                                   10.39           91.94           94.43         3.13            37.17        19.32

RFS BANCORP INC. (MHC)                      NA           90.98           90.98         0.00             0.00         9.73

                                          1-4       Multi-          Const &         Other       Total
                                       Family       family              Dev            RE          RE
                                        Loans        Loans            Loans         Loans       Loans
           Short Name                   ($000)       ($000)           ($000)        ($000)      ($000)
------------------------------------------------------------------------------------------------------
Alliance Bncp of New England           95,695        7,816            7,708        75,869     187,088
Elmira Savings Bank                    96,516        3,541            1,260        25,877     127,194
Finger Lakes Bancorp Inc.              99,833       11,292            2,755        21,900     135,780
Hingham Instit. for Savings           145,473       44,108           11,401        65,641     266,623
Independence Federal Svgs Bank         71,783        2,283              485        12,619      87,170
Ipswich Bancshares Inc.               199,784          137            1,391         5,303     206,615
Laurel Capital Group Inc.             159,560        2,869            4,712         5,098     172,239
Mayflower Co-operative Bank            55,067          898            6,908        18,332      81,205
Mystic Financial Inc.                 137,890            0            5,503        47,795     191,188
Prestige Bancorp Inc.                 116,298            0            1,902        14,586     132,786
USABancShares.com Inc.                 12,900        9,952            8,821       135,152     166,825
Washington Savings Bank, FSB           85,925          721           49,934         8,796     145,376
WHG Bancshares Corp.                   75,054        3,849            5,946        10,121      94,970
WVS Financial Corp.                   126,345        7,169           15,498        33,286     182,298

Average                               105,580        6,760            8,873        34,313     155,526
Median                                 98,175        3,205            5,725        20,116     156,101

RFS BANCORP INC. (MHC)                 55,988            0            5,606        21,501      83,095

                                                                 Total                Unearned
                                         Comm        Cons        Other       Gross      Income       Total                      Net
                                        Loans       Loans        Loans       Loans    on Loans       Loans          LLR       Loans
           Short Name                   ($000)      ($000)       ($000)      ($000)      ($000)      ($000)       ($000)     ($000)
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Bncp of New England           36,235       4,544          457     228,324           0     228,324        3,400      224,924
Elmira Savings Bank                    28,425      59,513            0     215,132           0     215,132        2,020      213,112
Finger Lakes Bancorp Inc.              13,987      22,608            0     172,375           0     172,375        1,468      170,907
Hingham Instit. for Savings               374       1,837            8     268,842           0     268,842        2,272      266,570
Independence Federal Svgs Bank            600      67,292            0     155,062           0     155,062          576      154,486
Ipswich Bancshares Inc.                   229       1,269           27     208,140           0     208,140        1,803      206,337
Laurel Capital Group Inc.                 806       6,485            0     179,530           0     179,530        1,759      177,771
Mayflower Co-operative Bank             2,228       2,737           24      86,194           0      86,194        1,176       85,018
Mystic Financial Inc.                  14,758       1,670            0     207,616           9     207,607        1,632      205,975
Prestige Bancorp Inc.                  19,438       6,816            0     159,040           0     159,040        2,900      156,140
USABancShares.com Inc.                 12,645       2,025            0     181,495         240     181,255        2,090      179,165
Washington Savings Bank, FSB              578         670            0     146,624           0     146,624        1,113      145,511
WHG Bancshares Corp.                      609       2,384            0      97,963           0      97,963          309       97,654
WVS Financial Corp.                     1,981       2,349          692     187,320         732     186,588        1,985      184,603

Average                                 9,492      13,014           86     178,118          70     178,048        1,750      176,298
Median                                  2,105       2,561            0     180,513           0     180,393        1,781      178,468

RFS BANCORP INC. (MHC)                  6,641       1,691            0      91,427           0      91,427          787       90,640

                                                                                   Time
                                                                                   Deps     Time
                                                                                GREATER     Deps
                                                NOW &      Total      MMDA &    THAN OR     LESS      Total    Non-int
                                  Demand  Other Trans      Trans       Other   EQUAL TO     THAN  Non-Trans    Bearing       Total
                                Deposits     Accounts   Accounts    Sav Acct      $100k    $100k   Accounts   Deposits    Deposits
           Short Name             ($000)       ($000)     ($000)      ($000)     ($000)   ($000)     ($000)     ($000)      ($000)
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Bncp of New England      30,293       32,033     62,326      85,565     22,509  110,116    218,190     30,293     280,516
Elmira Savings Bank               26,595           NA         NA          NA         NA       NA         NA     26,595     220,508
Finger Lakes Bancorp Inc.         16,220           NA         NA          NA         NA       NA         NA     16,220     233,868
Hingham Instit. for Savings       24,778       15,751     40,529      61,753     35,054   89,344    186,151     24,778     226,680
Independence Federal Svgs Bank     4,857           NA         NA          NA         NA       NA         NA      4,857     198,613
Ipswich Bancshares Inc.           23,570       34,871     58,441     106,647     16,885   57,012    180,544     23,570     238,985
Laurel Capital Group Inc.         11,638       19,980     31,618      44,522     10,692  108,404    163,618     11,638     195,236
Mayflower Co-operative Bank        9,486       21,576     31,062      29,695     14,523   51,787     96,005      9,514     127,067
Mystic Financial Inc.             18,776       31,232     50,008      52,940     26,127   62,486    141,553     18,776     191,561
Prestige Bancorp Inc.              8,070           NA         NA          NA         NA       NA         NA      8,070     122,765
USABancShares.com Inc.             5,893       39,202     45,095      23,212    101,502  112,123    236,837      5,893     281,932
Washington Savings Bank, FSB       5,093           NA         NA          NA         NA       NA         NA      5,093     199,598
WHG Bancshares Corp.                   0           NA         NA          NA         NA       NA         NA          0     126,752
WVS Financial Corp.               13,312       17,849     31,161      49,296     11,536   81,691    142,523     13,312     173,684

Average                           14,184       26,562     43,780      56,704     29,854   84,120    170,678     14,186     201,269
Median                            12,475       26,404     42,812      51,118     19,697   85,518    172,081     12,475     199,106

RFS BANCORP INC. (MHC)            12,743           NA         NA          NA     32,880       NA         NA     12,743      92,657


                                      1-4 Fam         Multifam.          Const & Dev          Other          RE
                                       Loans/            Loans/               Loans/      RE Loans/      Loans/
                                     G. Loans          G. Loans             G. Loans       G. Loans    G. Loans
           Short Name                      (%)               (%)                  (%)            (%)         (%)
----------------------------------------------------------------------------------------------------------------
Alliance Bncp of New England            41.91              3.42                 3.38          33.23       81.94
Elmira Savings Bank                     44.86              1.65                 0.59          12.03       59.12
Finger Lakes Bancorp Inc.               57.92              6.55                 1.60          12.70       78.77
Hingham Instit. for Savings             54.11             16.41                 4.24          24.42       99.17
Independence Federal Svgs Bank          46.29              1.47                 0.31           8.14       56.22
Ipswich Bancshares Inc.                 95.99              0.07                 0.67           2.55       99.27
Laurel Capital Group Inc.               88.88              1.60                 2.62           2.84       95.94
Mayflower Co-operative Bank             63.89              1.04                 8.01          21.27       94.21
Mystic Financial Inc.                   66.42              0.00                 2.65          23.02       92.09
Prestige Bancorp Inc.                   73.13              0.00                 1.20           9.17       83.49
USABancShares.com Inc.                   7.11              5.48                 4.86          74.47       91.92
Washington Savings Bank, FSB            58.60              0.49                34.06           6.00       99.15
WHG Bancshares Corp.                    76.61              3.93                 6.07          10.33       96.94
WVS Financial Corp.                     67.45              3.83                 8.27          17.77       97.32

Average                                 60.23              3.28                 5.61          18.42       87.54
Median                                  61.24              1.62                 3.01          12.37       93.15

RFS Bancorp Inc. (MHC)                  61.24              0.00                 6.13          23.52       90.89


                                         Comm       Cons        Other     Unearned       Total                     Net
                                       Loans/     Loans/       Loans/      Income/      Loans/        LLR/      Loans/
                                     G. Loans   G. Loans     G. Loans     G. Loans    G. Loans    G. Loans    G. Loans
           Short Name                      (%)        (%)          (%)          (%)         (%)         (%)         (%)
-----------------------------------------------------------------------------------------------------------------------
Alliance Bncp of New England            15.87       1.99         0.20         0.00      100.00        1.49       98.51
Elmira Savings Bank                     13.21      27.66         0.00         0.00      100.00        0.94       99.06
Finger Lakes Bancorp Inc.                8.11      13.12         0.00         0.00      100.00        0.85       99.15
Hingham Instit. for Savings              0.14       0.68         0.00         0.00      100.00        0.85       99.15
Independence Federal Svgs Bank           0.39      43.40         0.00         0.00      100.00        0.37       99.63
Ipswich Bancshares Inc.                  0.11       0.61         0.01         0.00      100.00        0.87       99.13
Laurel Capital Group Inc.                0.45       3.61         0.00         0.00      100.00        0.98       99.02
Mayflower Co-operative Bank              2.58       3.18         0.03         0.00      100.00        1.36       98.64
Mystic Financial Inc.                    7.11       0.80         0.00         0.00      100.00        0.79       99.21
Prestige Bancorp Inc.                   12.22       4.29         0.00         0.00      100.00        1.82       98.18
USABancShares.com Inc.                   6.97       1.12         0.00         0.13       99.87        1.15       98.72
Washington Savings Bank, FSB             0.39       0.46         0.00         0.00      100.00        0.76       99.24
WHG Bancshares Corp.                     0.62       2.43         0.00         0.00      100.00        0.32       99.68
WVS Financial Corp.                      1.06       1.25         0.37         0.39       99.61        1.06       98.55

Average                                  4.95       7.47         0.04         0.04       99.96        0.97       98.99
Median                                   1.82       2.21         0.00         0.00      100.00        0.90       99.10

RFS Bancorp Inc. (MHC)                   7.26       1.85         0.00         0.00      100.00        0.86       99.14



                                           Demand            NOW &          Trans        MMDA &        Time
                                        Deposits/     Other Trans/      Accounts/   Other Sav./    >=$100k/
                                        Deposits/         Deposits       Deposits      Deposits    Deposits
           Short Name                          (%)              (%)            (%)           (%)         (%)
------------------------------------------------------------------------------------------------------------
Alliance Bncp of New England                10.80            11.42          22.22         30.50        8.02
Elmira Savings Bank                         12.06               NA             NA            NA          NA
Finger Lakes Bancorp Inc.                    6.94               NA             NA            NA          NA
Hingham Instit. for Savings                 10.93             6.95          17.88         27.24       15.46
Independence Federal Svgs Bank               2.45               NA             NA            NA          NA
Ipswich Bancshares Inc.                      9.86            14.59          24.45         44.62        7.07
Laurel Capital Group Inc.                    5.96            10.23          16.19         22.80        5.48
Mayflower Co-operative Bank                  7.47            16.98          24.45         23.37       11.43
Mystic Financial Inc.                        9.80            16.30          26.11         27.64       13.64
Prestige Bancorp Inc.                        6.57               NA             NA            NA          NA
USABancShares.com Inc.                       2.09            13.90          15.99          8.23       36.00
Washington Savings Bank, FSB                 2.55               NA             NA            NA          NA
WHG Bancshares Corp.                         0.00               NA             NA            NA          NA
WVS Financial Corp.                          7.66            10.28          17.94         28.38        6.64

Average                                      6.80            12.58          20.65         26.60       12.97
Median                                       7.20            12.66          20.08         27.44        9.73

RFS Bancorp Inc. (MHC)                      13.75               NA             NA            NA       35.49



                                           Time     Non-Trans         Int     Non-Int        Core
                                       < $100k/     Accounts/    Bearing/    Bearing/   Deposits/
                                       Deposits      Deposits    Deposits    Deposits    Deposits
           Short Name                        (%)           (%)         (%)         (%)         (%)
--------------------------------------------------------------------------------------------------
Alliance Bncp of New England              39.25         77.78       89.20       10.80       91.98
Elmira Savings Bank                          NA            NA       87.94       12.06          NA
Finger Lakes Bancorp Inc.                    NA            NA       93.06        6.94          NA
Hingham Instit. for Savings               39.41         82.12       89.07       10.93       84.54
Independence Federal Svgs Bank               NA            NA       97.55        2.45          NA
Ipswich Bancshares Inc.                   23.86         75.55       90.14        9.86       92.93
Laurel Capital Group Inc.                 55.52         83.81       94.04        5.96       94.52
Mayflower Co-operative Bank               40.76         75.55       92.51        7.49       88.57
Mystic Financial Inc.                     32.62         73.89       90.20        9.80       86.36
Prestige Bancorp Inc.                        NA            NA       93.43        6.57          NA
USABancShares.com Inc.                    39.77         84.01       97.91        2.09       64.00
Washington Savings Bank, FSB                 NA            NA       97.45        2.55          NA
WHG Bancshares Corp.                         NA            NA      100.00        0.00          NA
WVS Financial Corp.                       47.03         82.06       92.34        7.66       93.36

Average                                   39.78         79.35       93.20        6.80       87.03
Median                                    39.59         79.92       92.79        7.21       90.27

RFS Bancorp Inc. (MHC)                       NA            NA       86.25       13.75       64.51


                                 MUTUAL HOLDING COMPANY STATISTICS
                FOR STOCK MHC'S WITH ASSETS BETWEEN $50 MILLION AND $250 MILLION
                                       FINANCIAL CONDITION

                                                                                    Adj.       Minority            Total
                                                                               IPO Price      Ownership           Assets
Ticker      Name                                    State          IPO Date           ($)            (%)           ($000)
-------------------------------------------------------------------------------------------------------------------------
ROEB        Roebling Bank                           NJ             10/02/97        10.00          46.05           59,463
EKAB        Eureka Bank                             PA             01/07/99        10.00          42.13           67,390
MSVB        Mid-Southern Savings Bank               IN             04/09/98        10.00          28.27           73,993
GOV         Gouverneur Bancorp                      NY             03/31/99         5.00          42.41           75,220
WAKE        Wake Forest FS&LA                       NC             04/03/96        10.00          45.73           89,019
WCFB        Webster City Federal SB                 IA             08/15/94        10.00          38.93           95,430
OCSB        Oswego County Bancorp, Inc.             NY             07/14/99        10.00          42.57          136,460
ALMG        Alamogordo Financial Corp.              NM             05/16/00        10.00          28.00          145,707
SKBO        Skibo Financial Corp.                   PA             04/04/97         6.67          39.71          148,693
ASFE        AF Bankshares                           NC             10/07/96        10.00          48.71          150,079
EBMT        Eagle Bancorp                           MT             04/05/00         8.00          46.12          164,895
GCBC        Greene County Bncp Inc.                 NY             12/30/98         9.09          43.66          171,231
LBTME       Liberty Savings Bank                    MO             08/23/93        10.00          40.13          197,299
WFSM        Westborough Financial Services          MA             02/16/00        10.00          35.00          213,959
SERC        Service Bancorp, Inc.                   MA             10/08/98        10.00          44.79          226,232
JXSB        Jacksonville Savings Bank               IL             04/21/95         6.67          45.60          227,915
PBHC        Pathfinder Bancorp Inc.                 NY             11/16/95         5.00          40.32          231,847
JFSZ        Jefferson FS&LA                         TN             05/13/94        10.00          16.83          241,879
PLSK        Pulaski Savings Bank                    NJ             04/03/97        10.00          41.96          244,529
ROME        Rome Bancorp, Inc.                      NY             10/06/99         7.00          43.16          244,831

            Average                                                                                              160,304
            Median                                                                                               157,487
            Median Top Ten by Mkt Cap (1)                                                                      2,730,940

RFED        RFS Bancorp Inc.                        MA             12/21/98        10.00          44.09          153,533



                                                       Equity/                                 Minority
                                                         Tang.        LTM       LTM              Market
                                                        Assets       ROAA      ROAE      Capitalization    Financials
Ticker      Name                                           (%)        (%)       (%)            ($ Mil.)         as of
----------------------------------------------------------------------------------------------------------------------
ROEB        Roebling Bank                                 9.42       0.88      9.84                 2.7      12/31/00
EKAB        Eureka Bank                                  27.21       1.16      4.21                 5.5      12/31/00
MSVB        Mid-Southern Savings Bank                    17.17       0.89      5.10                 2.7      12/31/00
GOV         Gouverneur Bancorp                           21.55       0.99      4.61                 5.6      12/31/00
WAKE        Wake Forest FS&LA                            16.31       1.67      9.65                 7.2      12/31/00
WCFB        Webster City Federal SB                      21.91       1.39      6.17                10.8      12/31/00
OCSB        Oswego County Bancorp, Inc.                  10.80       0.47      4.29                 4.0      12/31/00
ALMG        Alamogordo Financial Corp.                   18.11       0.50      3.00                 6.1      12/31/00
SKBO        Skibo Financial Corp.                        16.77       0.78      4.73                 9.0      12/31/00
ASFE        AF Bankshares                                 7.63       0.39      4.21                 5.6      12/31/00
EBMT        Eagle Bancorp                                11.71       0.73      6.10                 6.1      03/31/01
GCBC        Greene County Bncp Inc.                      14.31       0.57      4.00                 8.4      12/31/00
LBTME       Liberty Savings Bank                          9.63       0.37      3.84                 6.4      12/31/00
WFSM        Westborough Financial Services               11.92       0.58      4.84                 7.1      12/31/00
SERC        Service Bancorp, Inc.                         7.71       0.38      5.21                 5.9      12/31/00
JXSB        Jacksonville Savings Bank                     7.65       0.82      8.11                 8.7      12/31/00
PBHC        Pathfinder Bancorp Inc.                       7.99       0.16      1.79                 9.4      12/31/00
JFSZ        Jefferson FS&LA                              11.92       1.00      8.61                 4.5      12/31/00
PLSK        Pulaski Savings Bank                          9.98       0.79      7.95                 9.3      12/31/00
ROME        Rome Bancorp, Inc.                           15.54       0.76      4.62                19.0      12/31/00

            Average                                      13.76       0.76      5.54                 7.2
            Median                                       11.92       0.77      4.79                 6.3
            Median Top Ten by Mkt Cap (1)                 8.61       0.83      7.97               115.9

RFED        RFS Bancorp Inc.                              7.05       0.40      5.57                 4.3      03/31/01


(1) BKMU, BRKL, CFFN, FFFL, FNFG,  HCBK, NWSB, PBCP, PBCT, RSBI

                               MUTUAL HOLDING COMPANY STATISTICS
                FOR STOCK MHC'S WITH ASSETS BETWEEN $50 MILLION AND $250 MILLION
                                      MARKET STATISTICS


                                                     4/25/2001                   Price/          Last       Price/
                                                         Stock       Book          Book       Quarter      Quarter
                                                         Price      Value         Value        D. EPS       D. EPS
Ticker     Name                                             ($)        ($)           (%)           ($)          (X)
-------------------------------------------------------------------------------------------------------------------
ROEB       Roebling Bank                                 14.00      13.16        106.38          0.25        14.00
EKAB       Eureka Bank                                   10.40      14.53         71.58          0.13        20.00
MSVB       Mid-Southern Savings Bank                      6.70       8.75         76.57          0.13        12.88
GOV        Gouverneur Bancorp                             5.80       7.12         81.46          0.07        20.71
WAKE       Wake Forest FS&LA                             13.50      12.41        108.78          0.29        11.64
WCFB       Webster City Federal SB                       14.75      11.10        132.88          0.15        24.58
OCSB       Oswego County Bancorp, Inc.                   11.00      18.03         61.01          0.25        11.00
ALMG       Alamogordo Financial Corp.                    17.00      20.69         82.17          0.13        32.69
SKBO       Skibo Financial Corp.                          7.20       7.89         91.25          0.08        22.50
ASFE       AF Bankshares                                 11.00      12.37         88.92          0.11        25.00
EBMT       Eagle Bancorp                                 11.00      16.05         68.54          0.23        11.96
GCBC       Greene County Bncp Inc.                        9.38      12.39         75.71          0.13        18.04
LBTME      Liberty Savings Bank                          12.00      14.22         84.39          0.24        12.50
WFSM       Westborough Financial Services                12.75      16.13         79.05            NA           NM
SERC       Service Bancorp, Inc.                          8.00      11.10         72.07          0.14        14.29
JXSB       Jacksonville Savings Bank                     10.00      10.81         92.51          0.24        10.42
PBHC       Pathfinder Bancorp Inc.                        9.00       8.06        111.66          0.17        13.24
JFSZ       Jefferson FS&LA                               14.19      15.47         91.71          0.29        12.23
PLSK       Pulaski Savings Bank                          11.50      12.67         90.77          0.24        11.98
ROME       Rome Bancorp, Inc.                            13.90      12.00        115.83          0.10        34.75

           Average                                                                89.16                      17.60
           Median                                                                 86.66                      14.00
           Median Top Ten by Mkt Cap                                             149.21                      17.52

RFED       RFS Bancorp Inc.                              11.00      12.23         89.96          0.14        19.53


                                                     Current        One Month           IPO     One Year
                                                    Dividend            Price         Price        Total       Payout
                                                       Yield           Change        Change       Return        Ratio
Ticker     Name                                          (%)              (%)           (%)          (%)          (%)
----------------------------------------------------------------------------------------------------------------------
ROEB       Roebling Bank                                0.00             0.00         40.00        27.27        0.00%
EKAB       Eureka Bank                                  5.19             1.46          4.00        24.65       42.72%
MSVB       Mid-Southern Savings Bank                    7.46             1.13        (33.00)       11.66       27.86%
GOV        Gouverneur Bancorp                           2.41             0.87         16.00        44.12       22.09%
WAKE       Wake Forest FS&LA                            3.56             5.88         35.00        40.40       19.28%
WCFB       Webster City Federal SB                      5.42             2.61         47.50        41.25       53.51%
OCSB       Oswego County Bancorp, Inc.                  1.82             0.00         10.00        48.72       20.61%
ALMG       Alamogordo Financial Corp.                   4.00             0.00         70.00           NA       38.17%
SKBO       Skibo Financial Corp.                        6.67           (14.03)         7.99        37.35       59.52%
ASFE       AF Bankshares                                1.82             8.64         10.00        50.23       22.03%
EBMT       Eagle Bancorp                                2.55           (16.98)        37.50         8.24       14.29%
GCBC       Greene County Bncp Inc.                      2.56            (7.36)         3.18         6.94       49.09%
LBTME      Liberty Savings Bank                         6.67             2.13         20.00        21.80       34.49%
WFSM       Westborough Financial Services               1.57            15.91         27.50        47.12       31.25%
SERC       Service Bancorp, Inc.                        0.00             6.67        (20.00)       16.36        0.00%
JXSB       Jacksonville Savings Bank                    3.00             3.90         49.99        29.14       35.10%
PBHC       Pathfinder Bancorp Inc.                      2.67            33.33         80.00        26.64       36.22%
JFSZ       Jefferson FS&LA                              3.52             0.00         41.88           NA        7.34%
PLSK       Pulaski Savings Bank                         3.13            (7.07)        15.00        53.83       15.74%
ROME       Rome Bancorp, Inc.                           2.01             1.09         98.57       113.26       72.54%

           Average                                      3.30             1.91         28.06        36.05       30.09%
           Median                                       2.83             1.11         23.75        33.25       29.56%
           Median Top Ten by Mkt Cap                    2.38             1.25         86.00        51.09       31.35%

RFED       RFS Bancorp Inc.                             0.00            26.62         10.00        29.41        0.00%


DANVERS AND REVERE

BRANCH MAP

DANVERS SAVINGS BANK

(Dollars in Thousands)

                                                1996 Y               1997 Y            1998 Y             1999 Y           2000 Y
                                                ------               ------            ------             ------           ------
BALANCE SHEET HIGHLIGHTS
Total Assets                                   246,516              279,628           333,860            401,242          453,966
Asset Growth Rate (%)                             6.22                13.43             19.39              20.18            13.14
Total Deposits                                 215,662              245,265           285,215            307,430          352,344
Total Loans                                    215,208              246,066           296,471            349,241          399,071
Loans/Deposits (%)                               99.79               100.33            103.95             113.60           113.26
Loans Serviced for Others                       18,124               15,604            17,860             17,567           24,027
Full-time Equivalent Employees                      83                   90               110                136              157

PERFORMANCE MEASURES
Net Income                                       3,605                4,020             4,466              4,920            5,204
ROAA (%)                                          1.51                 1.54              1.48               1.23             1.19
ROAE (%)                                         18.41                17.21             16.16              15.72            14.62
Net Interest Income/AA (%)                        5.66                 5.37              5.31               4.56             4.90
Non Interest Income/AA (%)                        0.89                 0.90              0.94               0.72             0.76
Non Interest Expense/AA (%)                       3.70                 3.51              3.49               3.23             3.75
Net Interest Margin (%)                           6.09                 5.78              5.75               5.31             5.43
Yield/Cost Spread (%)                             5.63                 5.26              5.24               4.79             4.77
Oper Exp / Oper Rev (%)                          56.45                55.99             55.88              61.00            66.14

CAPITALIZATION
Equity Capital                                  21,415               25,435            29,901             33,266           38,869
Tier1 Capital                                   21,415               25,435            29,901             33,314           38,176
Equity Cap/Total Assets (%)                       8.69                 9.10              8.96               8.29             8.56
Tier 1 Risk Based Ratio (%)                      12.14                12.55             11.77              10.60             9.98
Risk Based Capital Ratio (%)                     13.39                13.81             13.03              11.86            11.24
Leverage Ratio (%)                                8.83                 9.28              9.19               7.49             8.56

DANVERS SAVINGS BANK

(Dollars in Thousands)

                                                1996 Y               1997 Y            1998 Y             1999 Y           2000 Y
                                                ------               ------            ------             ------           ------
DEPOSIT COMPOSITION
Total Deposits                                 215,662              245,265           285,215            307,430          352,344
Deposit Growth Rate (%)                           3.89                13.73             16.29               7.79            14.61
Non Int Bear Deps/Total Deposits (%)             12.89                12.76             11.81              11.79            13.45
Trans Accts/Total Deposits (%)                   25.55                26.50             23.45              22.91            24.64
MMDA & Savings/ Total Deposits (%)               44.42                37.54             35.39              32.55            28.83
Jumbo Deps/ Total Deposits (%)                    5.35                 8.58             10.47              12.39            15.39
Retail Dep/Total Deposits (%)                    24.68                27.39             30.69              32.15            31.14

LOAN COMPOSITION
Total Loans & Leases                           215,208              246,066           296,471            349,241          399,071
Loan Growth Rate (%)                              9.10                14.34             20.48              17.80            14.27
      C&D Loans/ Tot Lns (%)                      6.03                11.72              8.96              22.93            22.65
      1-4 Fam Loans/ Tot Lns (%)                 57.57                52.95             46.34              43.03            37.99
      Multi-Fam Loans/ Tot Lns (%)                2.23                 2.14              1.65               1.46             2.20
         Farmland/ Tot Lns (%)                    0.00                 0.00              0.00               0.00             0.00
         Cmrcl RE Loans/ Tot Lns (%)             22.57                20.45             30.93              19.11            23.59
      Tot Oth RE Loans/ Tot Lns (%)              22.57                20.45             30.93              19.11            23.59
                                                 -----                -----             -----              -----            -----
      Foreign RE Loans/Tot Lns (%)                0.00                 0.00              0.00               0.00             0.00
Total Real Est Loans/ Tot Lns (%)                88.40                87.27             87.88              86.53            86.42
                                                 -----                -----             -----              -----            -----
Agricultural Loans / Tot Lns (%)                  0.00                 0.00              0.00               0.00             0.00
C&I Loans/Tot Lns (%)                             8.30                 9.53             10.00              11.91            12.51
Consumer Loans/Tot Lns (%)                        2.58                 2.17              1.53               1.44             1.37
Other Non-RE Loans/ Tot Lns (%)                   0.72                 1.03              0.59               0.59             0.15
Unearned Inc Lns/ Tot Lns (%)                     0.00                 0.00              0.00               0.46             0.45

DANVERS SAVINGS BANK

(Dollars in Thousands)

                                                1996 Y               1997 Y            1998 Y             1999 Y           2000 Y
                                                ------               ------            ------             ------           ------
ASSET QUALITY
90+PastDue/Total Loans (%)                        0.00                 0.22              0.00               0.00             0.00
Nonaccrl Loans/Total Loans (%)                    1.09                 1.45              2.27               0.96             0.37
NPLs/Total Loans (%)                              1.09                 1.45              2.27               0.96             0.37
NPAs/Total Loans (%)                              1.90                 1.67              2.67               1.00             0.41
Frclsd RE/Total Assets (%)                        0.70                 0.20              0.36               0.03             0.03
NPAs/Total Assets (%)                             1.66                 1.47              2.37               0.87             0.36
NPAs/Lns+OREO (%)                                 1.88                 1.67              2.66               1.00             0.41
NPAs/Equity+Reserves (%)                         16.73                14.36             23.59               9.32             3.68
NPAs+90s/Total Assets (%)                         1.66                 1.66              2.37               0.87             0.36
Reserves/Loans (%)                                1.40                 1.32              1.25               1.22             1.33
Reserves/NPAs (%)                                73.62                79.02             46.76             121.78           326.35
Dom High Rsk RE/Total Dom Lns (%)                30.83                34.31             41.54              43.50            48.43
NCOs/Avg Loans (%)                                0.32                 0.15              0.34               0.20             0.03
Loan Loss Provision/NCOs (%)                    100.76               169.49            150.62             185.76           900.00

LIQUIDITY
Earning Assets/IBL (%)                          118.80               118.54            116.54             114.95           116.59
Fair Value Secs/Amt Cost Sec (%)                 99.84               100.05            100.61              98.11            92.81
Pledged Secs/Total Secs (%)                       3.82                18.05             15.36              13.65            10.49
CD>$100K/Total Dom Deps (%)                       5.35                 8.58             10.47              12.39            15.39

TRUST ASSETS UNDER MANAGEMENT
Total Assets                                    18,565               18,101            34,646             61,546               NA
Total Accounts                                     202                  290               567                639               NA
Total Discretionary Assets                      18,368               17,935            34,500             61,408               NA
Total Non-Discretionary Assets                     197                  166               146                138               NA

VALUATION METHODOLOGY

>> IN VALUING REVERE THE BOARD MUST BALANCE THE INTERESTS OF ITS TWO SEPARATE
   CONSTITUENCIES:

     >> Members of the MHC - depositors
        (Revere, MHC)

     >> Minority Shareholders
        (RFS Bancorp, Inc.)

METHODOLOGY #1
-------------------------------------------------------------------------------

OBJECTIVE:  TO ASSESS VALUE TO REVERE MINORITY SHAREHOLDERS IN A CONVENTIONAL
            SALE OF CONTROL CONTEXT.


>> Assume a second step conversion utilizing current second step valuation;

>> Assume an acquisition 2 years after completion of a second step conversion. Acquisition price is based upon projected discounted cash flows at that date;

>> Apply the second step minority exchange ratio to the projected acquisition value.
-------------------------------------------------------------------------------

                  CURRENT SECOND STEP VALUATION




             CURRENT VALUATION
-----------------------------------------------------------
2nd Step Appraisal ($000)                          $10,902
Shares Outstanding                               1,090,200
Shares Offered                                     613,948
Shares with SOP 93-6                             1,026,349

Exchange Ratio                                       1.221

Adjusted Minority %                                 43.68%
Adjusted Majority %                                 56.32%

Gross Proceeds                                      $6,139
Less: Estimated Expenses                               750
                                               ------------
Estimated Net Proceeds                               5,389
Less ESOP & MRP                                        737
                                               ------------
Net Proceeds for Reinvestment                        4,653

CONSOLIDATED NET INCOME:

 Pro Forma Net Income                                  772

CONSOLIDATED NET INCOME PER SHARE:
 Historical Net Income                               $0.63
 Pro Forma Adjustments                               $0.12
                                               ------------
 Pro Forma Net Income                                $0.75

STOCKHOLDERS' EQUITY:
 Pro Forma Stockholders' Equity                     15,574

STOCKHOLDERS' EQUITY PER SHARE:
 Historical Equity                                   $9.93
 Pro Forma Adjustments                               $4.36
                                               ------------
 Pro Forma Stockholders' Equity                     $14.29

PRO FORMA RATIOS:
 PRICE / PRO FORMA EARNINGS                         13.3 X
 PRICE / PRO FORMA BOOK VALUE                       70.00%



       PRO FORMA YEAR 2 PROJECTIONS
----------------------------------------------------------
ASSUMPTIONS:
Pre-Adj. Earnings Growth Rate                      15.00%
Asset Growth Rate                                  10.00%
Repurchases:
   Year 1                                           5.00%
   Year 2                                          10.00%

Dividend                                            $0.20
After-tax cost of cash                              3.90%


PRO FORMA YEAR 2 PROJECTED FINANCIALS:
--------------------------------------
Total Assets                                     $187,978
Total Equity                                       14,736
Book Value per Share                               $15.81
Net Income                                            867
Earnings per Share                                  $0.99




DOLLARS IN THOUSANDS

                            EXECUTIVE SUMMARY
                       DISCOUNTED DIVIDEND ANALYSIS

------------------------------------------------------------------------
                AGGREGATE NET PRESENT VALUE - PER SHARE
------------------------------------------------------------------------


                                           DISCOUNT RATE
                            --------------------------------------------
                                    13.00%        14.00%         15.00%
                            --------------------------------------------
Terminal Year         12.0x         $18.95        $17.93         $16.99
Multiple of
Earnings              13.0x         $20.09        $19.00         $17.99

                      14.0x         $21.23        $20.07         $18.99
                            --------------------------------------------


------------------------------------------------------------------------
               NPV ADJUSTED FOR MINORITY EXCHANGE RATIO
------------------------------------------------------------------------


                                           DISCOUNT RATE
                            --------------------------------------------
                                    13.00%        14.00%         15.00%
                            --------------------------------------------
Terminal Year         12.0x         $23.13        $21.89         $20.74
Multiple of
Earnings              13.0x         $24.52        $23.19         $21.96

                      14.0x         $25.92        $24.50         $23.19
                            --------------------------------------------

2ND STEP EXCHANGE RATIO                                           1.221


                      DISCOUNTED DIVIDEND ANALYSIS FOR RFS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
------------------------------------------------------------------------------

                        WITH 100% OF EST. SYNERGIES REALIZED
                             40.00% SYNERGIES IN YEAR 2
                      MAINTAIN TANGIBLE EQUITY RATIO OF 6.00%.
                       RYAN, BECK & CO. EARNINGS AS ESTIMATES
                   YEAR 1 AFTER TAX RESTRUCTURING CHARGE OF $1,750
                  INITIAL DIVIDEND ADJUSTMENT TO ACQUIROR OF $4,112

------------------------------------------------------------------------------


                                                                            FIVE YEAR PROJECTIONS
                                        --------------------------------------------------------------------------------------
                                                2003               2004               2005               2006            2007
                                        -------------     --------------    ---------------       ------------    ------------
    Beginning Equity (a)                     $11,058            $12,756            $14,031            $15,434         $16,978

    Unadjusted Net Income (a,b)                  920                986              1,134              1,304           1,500
    After Tax Income Impact (c)                 (160)              (109)              (154)              (201)           (251)
    Synergies/Restructuring Charge (d)          (385)             1,560              1,638              1,720           1,806
                                        -------------     --------------    ---------------       ------------    ------------
    Adjusted Net Income (e)                     $374             $2,438             $2,618             $2,823          $3,055

    Dividends (f)                              1,323             (1,162)            (1,215)            (1,279)         (1,357)
    Ending Equity                             12,756             14,031             15,434             16,978          18,675
    Intangibles (g)                                0                  0                  0                  0               0
                                        -------------     --------------    ---------------       ------------    ------------
    Ending Tangible Equity                   $12,756            $14,031            $15,434            $16,978         $18,675

    Net Change in Equity (h)                   1,323             (1,162)            (1,215)            (1,279)         (1,357)
    Cumulative Change in Equity               (2,788)            (3,950)            (5,165)            (6,445)         (7,801)

    Total Assets (a,b)                      $212,592           $233,851           $257,236           $282,960        $311,256
    Asset Growth Rate                         13.09%             10.00%             10.00%             10.00%          10.00%
    Net Income Growth Rate (i)                    NM            551.41%              7.41%              7.82%           8.21%
    Return on Average Assets                   0.43%              0.44%              0.46%              0.48%           0.50%
    Adjusted ROAA                              0.18%              1.09%              1.07%              1.05%           1.03%
    Adjusted ROAE                              3.14%             18.20%             17.77%             17.42%          17.13%

    Equity / Assets                            6.00%              6.00%              6.00%              6.00%           6.00%
    Tangible Equity/ Tangible Assets           6.00%              6.00%              6.00%              6.00%           6.00%


-------------------------------------------------------------------------------


    ------------------------------------------------------------------------      ------------------------------------------------
                        AGGREGATE NET PRESENT VALUE                                  AGGREGATE NET PRESENT VALUE - PER SHARE (j)
    ------------------------------------------------------------------------      ------------------------------------------------

    DISCOUNT RATE:                    13.00%     14.00%     15.00%     DISCOUNT RATE:                   13.00%   14.00%   15.00%
    --------------                                                     --------------

    Terminal Year        12.00       $18,783    $17,721    $16,737     Terminal Year         12.00      $18.95   $17.93   $16.99
    Multiple of                                                        Multiple of
    Earnings             13.00       $19,976    $18,839    $17,784     Earnings              13.00      $20.09   $19.00   $17.99
    Adj. for Goodwill                                                  Adj. for Goodwill
    Amortization         14.00       $21,168    $19,956    $18,831     Amortization (k)      14.00      $21.23   $20.07   $18.99


                                    FOOTNOTES
------------------------------------------------------------------------------

    METHODOLOGY: The Discounted Dividend Analysis produces values given earnings estimates and projections of achievable synergies, over a range of discount rates and terminal year earnings multiples. An initial dividend for tangible capital in excess of a specified target is assumed; earnings in subsequent years are adjusted to reflect the opportunity cost of this distribution. Earnings in excess of those required to maintain RFS's tangible equity ratio at the specified targets are dividendable. It should be noted that "Synergies" is defined as cost savings and revenue enhancements which are assumed to approximate 40.00% of RFS's non-interest expenses in 2004.

     * Present value = NPV of dividend stream plus terminal year multiple applied to net income less intangible amortization.

    #VALUE!
        RFS's tangible equity to assets to specified target tangible capital levels.

    (b) Earnings assumption based on Ryan, Beck projections for 2003, and are assumed to grow at 15.00% per annum thereafter. Asset projections are assumed to grow at an annual rate of 10.00%.

    (c) Assumes a pre-tax rate of 6.00% is earned/(lost) on any capital retained/(dividended) in excess of assumed regular dividend payout. Assumes a tax rate of 35.00%.

    (d) Synergies/Revenue enhancements are estimated to equal 35.00% in 2003 and 40.00% in 2004 of RFS's LTM operating expenses, grown at 5.00% annually thereafter. Assumes 100.0% credit is given for synergies. Synergies in 2003 are net of restructuring charge, if any.

    (e) Adjusted for income impact of paying dividends in excess of assumed regular dividend payout ratio.

    (f) Assumed to pay the maximum dividend possible while maintaining a tangible equity/asset ratio of 6.00%.

    (g) Intangibles assumed to be amortized at a rate of  $000 per year.

    (h) Represents dividends paid in excess of estimated payout ratio of 0.00%.

    (i) Includes income impact of cumulative increase (decrease) in equity.

    (j) Per share data is based on 991,409 diluted shares outstanding, assuming options are cashed out at $19.00 per share.

    (k) The terminal year multiple, when applied to terminal year adjusted earnings produces a value which approximates the net present value of the earnings in perpetuity, given certain assumptions regarding growth rates and discount rates.

Company Name                                                                RFS

Ticker                                                                      RFS
Date                                                                   1/0/1900
First Year of Earnings Forecast                                            2003

-------------------------------------------------------------------------------
Beginning Assets..................................................     $187,978
Beginning Equity..................................................      $14,736
Beginning Intangibles.............................................           $0
2003 Tangible Equity/Tangible Asset Ratio.........................         6.0%
2004 Tangible Equity/Tangible Asset Ratio.........................         6.0%
2005 Tangible Equity/Tangible Asset Ratio.........................         6.0%
2006 Tangible Equity/Tangible Asset Ratio.........................         6.0%
2007 Tangible Equity/Tangible Asset Ratio.........................         6.0%
Basic Shares Outstanding (w/ SOP 93-6)............................      877,777
Options Outstanding...............................................      113,090
Options Strike Price..............................................        $9.04
Options Cash Out Price............................................       $19.00
Current Stock Price...............................................       $13.83
Common Stock Equivalents (treasury method of options).............       39,159
Convertible Shares................................................            0
Diluted Shares Outstanding........................................      916,936
Unallocated ESOP Shares (due to SOP 93-6).........................       54,344
Merger Shares (includes all ESOP shares)..........................      991,409
Net Income Current Year...........................................          867
Quarters of Income to Close.......................................            2
Retained Earnings to Close........................................         $434
2003 Earnings per Share...........................................         1.00
2004 Earnings per Share...........................................         1.08
Net Income Growth Rate............................................       15.00% -------------------------
Company (C), RBCO (R), ZACHS (Z) or IBES (I)......................            R                 Company
Are The Earnings Estimates Basic or Diluted (B or D)..............            D                 Estimates
Asset Growth Rate.................................................       $0.00%                 ---------
Dividend Payout Ratio.............................................        0.00%       2003           997
LTM Operating Expenses (Excluding Goodwill Amortization)..........        6,000       2004         1,147
Synergies (Y or N)................................................            y       2005         1,319
2003 Synergies estimate...........................................     35.0000%       2006         1,517
2004 Synergies estimate...........................................     40.0000%       2007         1,744
2005 Synergies estimate...........................................     42.0000% -------------------------
Synergies Growth Rate.............................................        5.00%
Credit for synergies..............................................      100.00%
Bad Debt Recapture? (Y or N)......................................            n
Bad Debt Recapture ($)............................................            0
2003 Restructuring Charge (after tax).............................        1,750
Initial Dividend (Y or N).........................................            y
Intangible Amortization...........................................           10
Tax Rate..........................................................       35.00%
Pre-Tax Earnings Yield............................................        6.08%
After Tax Earnings Yield..........................................        3.90%
How many extra months discounted do you want?.....................           36
-------------------------------------------------------------------------------

METHODOLOGY #2


OBJECTIVE:    FOR COMPARATIVE PURPOSES, TO ASSESS POTENTIAL VALUE TO REVERE
              MINORITY SHAREHOLDERS IN A SCENARIO WHERE REVERE REMAINS
              INDEPENDENT AND SECOND STEP VALUATIONS IMPROVE.

> > Project RFS Bancorp out 5 years and assume the second step conversion market returns to a level of 95% pro forma price/book;

> > Discount the pro forma market value per minority share to its present value (using a 14% discount rate).

                                   ASSUMPTIONS
                                   -----------



FINANCIAL INFORMATION:
Data as of                                  3/31/2001
Assets                                       $153,533                    After-tax cost of cash                   3.90%
Equity                                        $10,821                    Tax Rate                                35.00%
Intangibles                                        $0
Amortization of Intangibles                        $0                    ARBITRAGE:
                                                                         ----------
ESOP Purchased                                     $0                    After-tax spread                         0.75%
2001 Est. Net Income                             $650                    Asset growth from arbitrage              0.00%

PRE-ADJUSTMENT GROWTH RATES:                                             INITIAL TRADING INDICATORS:
----------------------------                                             ---------------------------
Asset Growth                                    10.0%                    Price to Tang. Book (%)                    90%
Earnings Growth                                 15.0%                    Price to Earnings (x)                  15.00 x

                                                                         TRADING INDICATORS:
                                                                         -------------------
SHARE INFORMATION:                                                       Price to Tang. Book (%)                   120%
------------------
Minority Shares                               390,156                    Price to Earnings (x)                  14.00 x
Majority Shares                              494,767                     Years to Achieve:                            5
                                             --------
Total Shares                                  884,923
Diluted Shares Outstanding                    905,136


                                         TOTAL SHARES        AMORTIZED                           YEARS       PERCENTAGE
                                         ------------        ---------                           -----       ----------

ESOP Shares                                    35,100            3,510                              10             8.0%
MRP Shares                                     17,550            3,510                               5             4.0%
Option Shares                                  43,876                                               10            10.0%

2nd Step IPO Price                             $10.00



REPURCHASES (% OF TOTAL SHARES OUTSTANDING):
--------------------------------------------
Year 1                                          5.00%
Year 2                                          4.00%
Year 3                                          3.00%
Year 4                                          2.00%
Year 5                                          1.00%


                                5 YEAR PROJECTION
                                -----------------


                                  03/31/01           YEAR 1           YEAR 2           YEAR 3           YEAR 4           YEAR 5
                              -------------   --------------   --------------  ---------------  ---------------  ---------------
Total Assets                      $153,533         $168,332         $184,738         $202,916         $223,055         $245,368
Intangibles                              0                0                0                0                0                0
Total Equity                        10,821           10,997           11,337           11,874           12,651           13,722
Tangible Equity                     10,821           10,997           11,337           11,874           12,651           13,722
Net Income                             650              730              823              936            1,073            1,237
Dividend per share (Ann.)            $0.00            $0.00            $0.00            $0.00            $0.00            $0.00
Dividend Payout Ratio                0.00%            0.00%            0.00%            0.00%            0.00%            0.00%

Assets at the MHC                     $100             $100             $100             $100             $100             $100

Minority Shares                    390,156          345,910          312,283          288,071          272,415          264,743
Majority Shares                    494,767          494,767          494,767          494,767          494,767          494,767
                              -------------   --------------   --------------  ---------------  ---------------  ---------------
Total Shares                       884,923          840,677          807,050          782,838          767,182          759,510
Shares with SOP 93-6               905,136          864,400          834,283          813,581          801,435          797,273

Repurchases                          0.00%            5.00%            4.00%            3.00%            2.00%            1.00%
Shares Repurchased                       0           44,246           33,627           24,211           15,657            7,672
Cost of Repurchase                      $0             $554             $483             $399             $296             $167
% of Capital                                          5.04%            4.26%            3.36%            2.34%            1.21%

Minority %                          44.09%           41.15%           38.69%           36.80%           35.51%           34.86%
Majority %                          55.91%           58.85%           61.31%           63.20%           64.49%           65.14%

Book Value per Share                $12.23           $13.08           $14.05           $15.17           $16.49           $18.07
Tang. Book Value per Share          $12.23           $13.08           $14.05           $15.17           $16.49           $18.07
Earnings per Share                   $0.72            $0.84            $0.99            $1.15            $1.34            $1.55

PROJECTED STOCK PRICE:
Based on Tang. Book                 $11.74           $12.56           $14.33           $16.38           $18.80           $21.68
Based on Earnings                   $10.63           $12.50           $14.40           $16.57           $19.02           $21.73
                              -------------   --------------   --------------  ---------------  ---------------  ---------------
Stock Price                         $11.18           $12.53           $14.37           $16.48           $18.91           $21.70

Price / Tang. Book                  91.46%           95.76%          102.27%          108.64%          114.65%          120.13%
Price / EPS (x)                    15.57 x          14.84 x          14.56 x          14.32 x          14.12 x          13.99 x

Tangible Equity / Assets             7.05%            6.53%            6.14%            5.85%            5.67%            5.59%
Return on Assets                     0.42%            0.43%            0.45%            0.46%            0.48%            0.50%
Return on Equity                     6.01%            6.64%            7.26%            7.89%            8.48%            9.02%





                                                               SECOND STEP SUMMARY
                                                               -------------------
                                               03/31/01        YEAR 1        YEAR 2        YEAR 3         YEAR 4         YEAR 5
                                           -------------  ------------  ------------  ------------   ------------  -------------

2nd Step Appraisal ($000)                       $10,902       $12,732       $15,090       $18,110        $22,020        $27,090
Shares Outstanding                            1,090,200     1,273,200     1,509,000     1,811,000      2,202,000      2,709,000
Shares Offered                                  613,948       753,436       928,971     1,148,262      1,423,654      1,768,208
Shares with SOP 93-6                          1,026,349     1,194,843     1,412,387     1,691,581      2,053,940      2,525,106

EXCHANGE RATIO                                    1.221         1.503         1.857         2.301          2.857          3.554

Adjusted Minority %                              43.68%        40.82%        38.44%        36.60%         35.35%         34.73%
Adjusted Majority %                              56.32%        59.18%        61.56%        63.40%         64.65%         65.27%

Gross Proceeds                                   $6,139        $7,534        $9,290       $11,483        $14,237        $17,682
Less: Estimated Expenses                            750           750           750           772            814            865
                                           -------------  ------------  ------------  ------------   ------------  -------------
Estimated Net Proceeds                            5,389         6,784         8,540        10,710         13,423         16,817
Less ESOP & MRP                                     737           904         1,115         1,378          1,708          2,122
                                           -------------  ------------  ------------  ------------   ------------  -------------
Net Proceeds for Reinvestment                     4,653         5,880         7,425         9,332         11,715         14,695

CONSOLIDATED NET INCOME:
 Pro Forma Net Income                               772           885         1,020         1,185          1,386          1,630

CONSOLIDATED NET INCOME PER SHARE:
 Historical Net Income                            $0.63         $0.61         $0.58         $0.55          $0.52          $0.49
 Pro Forma Adjustments                            $0.12         $0.13         $0.14         $0.15          $0.15          $0.16
                                           -------------  ------------  ------------  ------------   ------------  -------------
 Pro Forma Net Income                             $0.75         $0.74         $0.72         $0.70          $0.67          $0.65

STOCKHOLDERS' EQUITY:
 Pro Forma Stockholders' Equity                  15,574        16,977        18,861        21,307         24,466         28,517

STOCKHOLDERS' EQUITY PER SHARE:
 Historical Equity                                $9.93         $8.64         $7.51         $6.56          $5.75          $5.07
 Pro Forma Adjustments                            $4.36         $4.70         $4.99         $5.21          $5.37          $5.46
                                           -------------  ------------  ------------  ------------   ------------  -------------
 Pro Forma Stockholders' Equity                  $14.29        $13.33        $12.50        $11.77         $11.11         $10.53

PRO FORMA RATIOS:
 PRICE / PRO FORMA EARNINGS                      13.3 X        13.5 X        13.8 X        14.3 X         14.8 X         15.5 X
 PRICE / PRO FORMA BOOK VALUE                    70.00%        75.00%        80.00%        85.00%         90.00%         95.00%

IMPACT TO MINORITY SHAREHOLDER:
Exchange Ratio                                    1.221         1.503         1.857         2.301          2.857          3.554
Pro Forma Book Value per Minority Share          $17.44        $20.04        $23.22        $27.07         $31.75         $37.41
Pro Forma EPS per Minority Share                  $0.92         $1.11         $1.34         $1.61          $1.93          $2.29

PRO FORMA RATIOS:
Equity / Assets                                   9.85%         9.74%         9.82%        10.04%         10.42%         10.97%
ROA                                               0.49%         0.51%         0.53%         0.56%          0.59%          0.63%
ROE                                               4.95%         5.21%         5.41%         5.56%          5.66%          5.72%

---------------------------------------------------------------------------------------------------------------------------------
BOOK VALUE PER MINORITY SHARE NET PRESENT VALUE*                            $17.86        $18.27         $18.80         $19.43
EARNINGS PER MINORITY SHARE NET PRESENT VALUE*                               $1.03         $1.09          $1.14          $1.19
---------------------------------------------------------------------------------------------------------------------------------


                           SECOND STEP PRICING SUMMARY
                           ---------------------------

                                                                               IPO         IPO       IPO   04/25/01       04/25/01
Name                                  Ticker   Gross Proceeds ($Mil.)         Date         P/B       P/E        P/B (1)    P/E  (1)
---------------------------------------------------------------------------------------------------------  ------------------------
Fidelity Bankshares, Inc. (2)         FFFL             $71.7               Pending      87.18%    13.3 x
FloridaFirst Bancorp                  FFBK             $31.5            12/22/2000      64.56%    11.5 x     86.46%           NA
Finger Lakes Bancorp, Inc.            FLBC             $16.2            11/14/2000      72.86%    19.4 x     77.68%       18.8 x
Waypoint Financial Corp.              WYPT            $195.5            10/12/2000      92.98%    11.9 x     85.86%       11.1 x
Community Savings Bankshares, Inc.    CMSV             $54.7            12/16/1999      80.00%    16.0 x    101.48%       24.1 x
First Federal Bankshares, Inc.        FFSX             $26.4             4/14/1999      71.53%    10.9 x     68.53%        9.3 x
Pulaski Financial Corp.               PULB             $29.1             12/3/1998      79.49%    14.7 x    104.24%       11.0 x
Homestead Bancorp, Inc.               HSTD             $11.2             7/20/1998      96.80%    29.4 x     73.36%       18.9 x
PSB Bancorp, Inc.                     PSBI             $16.1             7/17/1998     107.18%    27.0 x     50.06%       15.7 x
Thistle Group Holdings, Co.           THTL             $78.6             7/14/1998      93.37%    17.0 x     81.92%       15.9 x
SouthBanc Shares, Inc.                SBAN             $45.6             4/15/1998     118.55%    28.2 x    109.68%       11.3 x
First Source Bancorp, Inc.            FSLA            $165.5              4/9/1998     131.06%    32.3 x    152.55%       14.2 x
Peoples Bancorp, Inc.                 TSBS            $238.1              4/9/1998     111.36%    25.9 x
Pochahontas Bancorp, Inc.             PFSL             $35.7              4/1/1998     120.48%    20.8 x     73.07%       11.7 x
Harbor Florida Bancorp, Inc.          HARB            $166.6             3/19/1998     127.06%    17.9 x    172.97%       16.2 x
Heritage Financial Corp.              HFWA             $66.2              1/9/1998     107.60%    19.6 x     99.11%       13.9 x
First Capital, Inc.                   FCAP              $7.7              1/4/1998      77.54%    11.6 x     89.72%        9.5 x
Guaranty Federal Bancshares           GFED             $43.6            12/30/1997      93.60%    25.6 x     90.73%       14.0 x
Community National Corporation        CNBT              $4.9            12/11/1997      86.10%    17.9 x
Equality Bancorp                      EBI              $13.2             12/2/1997     105.60%    32.3 x

MEDIAN                                                                                  93.49%    18.7 x     88.09%       14.0 x



(1) THE COMPANIES (EXCLUDING FFFL) LEFT BLANK HAVE BEEN ACQUIRED SINCE THEIR SECOND STEP OFFERING.

(2) FIDELITY BANKSHARES IS IN THE PROCESS OF COMPLETING ITS SECOND STEP. THE IPO P/B AND P/E SHOWN ARE THE MIDPOINT OF THEIR OFFERING RANGE.

             IMPUTED VALUE OF RFS AFTER SECOND STEP IN YEAR FIVE

   BASED ON CURRENT TRADING MULTIPLES OF RECENTLY COMPLETED SECOND STEP
                             TRANSACTIONS




4/25/01 Price / Book of Second Step Peer Group                      88.09%
4/25/01 Price / Earnings of Second Step Peer Group                   14.0x

RFS Year 5 Book Value per Minority Share                            $19.43
RFS Year 5 Earnings per Minority Share                               $1.19

Imputed Stock Price Based on Book Value                             $17.12
Imputed Stock Price Based on Earnings                               $16.66
                                                                   -------
IMPUTED AVERAGE STOCK PRICE                                         $16.89
                                                                   -------

METHODOLOGY #3


OBJECTIVE:  TO DETERMINE AT WHAT RATE REVERE'S EARNINGS WOULD NEED TO GROW SUCH
            THAT THE FUTURE STOCK PRICE WOULD EQUAL TODAY'S ACQUISITION VALUE.

 o Determines the growth rate necessary to meet a certain price target while maintaining the company's current price / earnings ratio;

 o          Assumes that Revere continues in its current MHC structure.

                                RFS BANCORP, INC.
                          ANALYSIS OF BREAKEVEN RETURNS


-------------------------------------------------------------------------------

  REQUIRED FIVE YEAR COMPOUND ANNUAL GROWTH RATE OVER 2001 ESTIMATED EARNINGS

                         Offer Value of $22.75 per share
                             107% Premium to Market
                            186% Tangible Book Value
                   13.6x 2001E EPS (based on minority shares)


                 TERMINAL YEAR                                             DISCOUNT RATE
                  MULTIPLE OF          -----------------------------------------------------------------------------------
                   EARNINGS                12.0%                  14.0%                 16.0%                  18.0%
                ---------------        --------------         --------------        ---------------        ---------------

                         8.0 x             31.6 %                 34.6 %                 37.5 %                 40.5 %
     MARKET
   MULTIPLES
                        10.0 x             24.5 %                 27.3 %                 30.1 %                 32.8 %
                                       -------------------------------------


                                                                                    --------------------------------------
                        12.0 x             18.9 %                 21.6 %                 24.2 %                 27.0 %
  ACQUISITION
   MULTIPLES
                        14.0 x             14.4 %                 17.0 %                 19.5 %                 22.2 %
                                                                                    --------------------------------------


-------------------------------------------------------------------------------

                                RFS BANCORP, INC.
                          ANALYSIS OF BREAKEVEN RETURNS

----------------------------------------------------------------------------------------------------------------------
ASSUMPTIONS:
                                                                                DIVIDEND PAYOUT RATIO:
                      2001E EPS:       $1.67  [1]                   YEAR 1      0.00%          YEAR 6        0.00%
                      ----------
                    DISCOUNT RATE:       14%                        YEAR 2      0.00%          YEAR 7        0.00%
                     ASSET GROWTH:       10%  [2]                   YEAR 3      0.00%          YEAR 8        0.00%
                            P/E:      11.0 x                        YEAR 4      0.00%          YEAR 9        0.00%
                    STOCK PRICE:      $11.00  8/1/01                YEAR 5      0.00%         YEAR 10        0.00%
----------------------------------------------------------------------------------------------------------------------

           --------------------------------------------------------------------------------------
                                             OFFER VALUE = $22.75
           ---------------------------------------------------------------------------------------
                                            107% PREMIUM TO MARKET
                                         186% TANGIBLE BOOK VALUE [3]
           ---------------------------------------------------------------------------------------
                                           Required
   YEAR                                      Market                                     Necessary
  ENDED           Shares         Total      Value /         Implied        Implied       Earnings
  09/30         OWNED[4]   ASSETS[2,3]     SHARE[5]      LTM EPS[6]            ROA     GROWTH [7]
  -----         --------   -----------     --------      ----------            ---     ----------
   2001             1.00         153.5        11.00           $1.67          0.42%            n/a
   2002             1.00         168.9        29.57            4.22          0.97%        152.69%
   2003             1.00         185.8        33.71            4.82          1.01%         69.89%
   2004             1.00         204.4        38.42            5.49          1.05%         48.69%
   2005             1.00         224.8        43.80            6.26          1.09%         39.14%
   2006             1.00         247.3        49.94            7.13          1.13%         33.68%
   2007             1.00         272.0        56.93            8.13          1.17%         30.19%
   2008             1.00         299.2        64.90            9.27          1.21%         27.74%
   2009             1.00         329.1        73.98           10.57          1.25%         25.94%
   2010             1.00         362.0        84.34           12.05          1.30%         24.56%
   2011             1.00         398.2        96.15           13.74          1.35%         23.46%
   2012             1.00         438.0       109.61           15.66          1.39%         22.57%
           ---------------------------------------------------------------------------------------

           --------------------------------------------------------------------------------------
                                             OFFER VALUE = $22.75
           --------------------------------------------------------------------------------------
                                            107% PREMIUM TO MARKET
                                         186% TANGIBLE BOOK VALUE [3]
           --------------------------------------------------------------------------------------
                                            Required
   YEAR                                       Market                                   Necessary
  ENDED          Shares            Total     Value /        Implied       Implied       Earnings
  09/30         OWNED[4]     ASSETS[2,3]    SHARE[5]     LTM EPS[6]           ROA     GROWTH [7]
  -----         --------     -----------    --------     ----------           ---     ----------
   2001             1.00         153.5       11.00          $1.67         0.42%            n/a
   2002             1.00         168.9       29.57           4.22         0.97%        152.69%
   2003             1.00         185.8       33.71           4.82         1.01%         69.89%
   2004             1.00         204.4       38.42           5.49         1.05%         48.69%
   2005             1.00         224.8       43.80           6.26         1.09%         39.14%
   2006             1.00         247.3       49.94           7.13         1.13%         33.68%
   2007             1.00         272.0       56.93           8.13         1.17%         30.19%
   2008             1.00         299.2       64.90           9.27         1.21%         27.74%
   2009             1.00         329.1       73.98          10.57         1.25%         25.94%
   2010             1.00         362.0       84.34          12.05         1.30%         24.56%
   2011             1.00         398.2       96.15          13.74         1.35%         23.46%
   2012             1.00         438.0      109.61          15.66         1.39%         22.57%
           -------------------------------------------------------------------------------------
                                             OFFER VALUE = $22.75
           -------------------------------------------------------------------------------------
                                            107% PREMIUM TO MARKET
                                         186% TANGIBLE BOOK VALUE [3]
           -------------------------------------------------------------------------------------
                                            Required
   YEAR                                       Market                                  Necessary
  ENDED             Shares          Total    Value /         Implied      Implied      Earnings
  09/30           OWNED[4]    ASSETS[2,3]   SHARE[5]      LTM EPS[6]          ROA    GROWTH [7]
  -----           --------    -----------   --------      ----------          ---    ----------
   2001               1.00          153.5      11.00           $1.67        0.42%           n/a
   2002               1.00          168.9      29.57            4.22        0.97%       152.69%
   2003               1.00          185.8      33.71            4.82        1.01%        69.89%
   2004               1.00          204.4      38.42            5.49        1.05%        48.69%
   2005               1.00          224.8      43.80            6.26        1.09%        39.14%
   2006               1.00          247.3      49.94            7.13        1.13%        33.68%
   2007               1.00          272.0      56.93            8.13        1.17%        30.19%
   2008               1.00          299.2      64.90            9.27        1.21%        27.74%
   2009               1.00          329.1      73.98           10.57        1.25%        25.94%
   2010               1.00          362.0      84.34           12.05        1.30%        24.56%
   2011               1.00          398.2      96.15           13.74        1.35%        23.46%
   2012               1.00          438.0     109.61           15.66        1.39%        22.57%

Notes:
--------------------------------------

(1) 2001 EPS reflects an earnings estimate of $1.67 per share as provided by Ryan, Beck's Research Department.
(2)  Assets assumed to grow at 10% per year.
(3) Initially as reported in the Company's financial statements dated March 31, 2001.
(4) Assumes dividends are reinvested in common shares at the end of the previous period market price.
(5) Equates to required market value divided by shares owned. Required market value equates to initial offer value compounded annually at the discount rate.
(6)  Equates to required market value divided by P/E.
(7) Compound annual growth rate of earnings necessary to provide the same increase in value to shareholders as the initial offer value, assuming a 14.0% discount rate, a 7.0x P/E ratio and the specified dividend payout ratio.

              INPUTS FOR CALCULATIONS:
                          Company Name                               RFS Bancorp, Inc.
                          Current Market Price                               11.00
                          Offer Price   Case 1                               22.75
                                        Case 2                               22.75
                                        Case 3                               22.75
                          Shares O/S                                      0.390156  MM
                          Assets                                               154  MM
                          Tang. Book Value per share                         12.23

              INPUTS FOR ASSUMPTIONS BOX:
                          Dividend Payout Ratio - Year 1                     0.00%
                          Dividend Payout Ratio - Year 2                     0.00%
                          Dividend Payout Ratio - Year 3                     0.00%
                          Dividend Payout Ratio - Year 4                     0.00%
                          Dividend Payout Ratio - Years 5-11                 0.00%

                          EPS Estimate                                       $1.67
                          Year for Earnings Estimate                          2001
                          Discount Rate                                        14%
                          Asset Growth Rate                                    10%
                          Price/Earnings Ratio                               7.0 x

              INPUTS FOR FOOTNOTES:
                          Financial Statement Date                       3/31/2001
                          Fiscal Year End                                    09/30
                          Earnings Estimate                                      R
                              (Z=Zachs,R=RBCO,C=Company,I=I/B/E/S)

              INPUTS FOR SUMMARY:
                          Specify Market Multiples:
                                                                             8.0 x
                                                                            10.0 x
                          Specify Acquisition Multiples:
                                                                            12.0 x
                                                                            14.0 x
                          Specify Discount Rates:
                                                                            12.0%
                                                                            14.0%
                                                                            16.0%
                                                                            18.0%

CONSIDERATIONS FOR REVERE, MHC


>>       Depositor rights are preserved upon a conversion

>>       Same Liquidation rights

>>       Capital of Pro Forma Combined Company

>>       Performance of Pro Forma Combined Company

>>       Products and Services of Pro Forma Combined Company

                                  ASSUMPTIONS

Acquiror:
Danvers Savings Bank           DANV                                   ESOP Unallocated Shares (9/30/01)    22,803           35,100
Target:                                                               ESOP Debt (9/30/01)                    $246
RFS Bancorp, Inc.              RFED
                                                       ORIG.          Option Shares                        42,338
                                                       -----
Minority Shares                     390,156          438,756          Option Strike Price                   $7.32
Majority Shares                     494,767                           MRP Shares (incl. in minority)            0
                               -------------
Total Shares Outstanding            884,923
                                                                      Synergies:
Seller's Tangible Equity            $10,821                           Seller's Non-Interest Expenses       $4,250
Seller's Amortization of Int.            $0                           Buyer's Non-Interest Expense        $18,344
                                                                                                                %          $Amount
Seller's Tang. Book Value            $12.23                           2001                                  20.0%             $561
Seller's Minority Book Value         $27.74                           2002                                  25.0%             $701
Seller's Stock Price                 $11.00          $476.47          2003                                  26.3%             $736
                                                                      2004                                  27.6%             $773
                                                                      2005                                  28.9%             $812
Acquisition Price                    $22.75           $9,529          Growth Rate:                           5.0%

                                                                      Buyer's Tax Rate                      34.0%
Income:                            ACQUIROR           TARGET          Cost of Cash                          6.00%
                                   --------           ------
2001                                 $5,500             $650          AT Cost of Cash                       3.96%
2002                                 $6,050             $715
2003                                 $6,655             $787          Goodwill Amortization (yrs.)             15
2004                                 $7,321             $865                                                              ESOP Ben
2005                                 $8,053             $952          AT Restructuring Charge              $1,537             $273
Growth Rate:                            10%              10%

                                 RATIO SUMMARY

                                                                                                    ACQUISITION PRICE
                                                                                       ------------------------------------
                                                           DANV                RFED              $22.75             $9,529
                                                     12/31/2000          12/31/2000           PRO FORMA          BP CHANGE
                                               -----------------   -----------------   -----------------   ----------------
    TRANSACTION PRICING:
    Offer Price / Tang. Book Value per Share                                                    186.0%
    Aggregate Offer / Tang. Book Value                                                           88.1%
    Aggregate Offer / 2001 Earnings                                                              14.7 X
    Offer Price / Market Price                                                                    2.1 X

    CAPITAL RATIOS:
    Equity / Assets                                       8.57%               7.05%               6.52%              (2.05)
    Tangible Equity / Tangible Assets                     8.57%               7.05%               6.52%              (2.05)
    Intangibles / Equity                                  0.00%               0.00%               0.00%               0.00

    PERFORMANCE RATIOS:
    2001 Return on Assets                                 1.21%               0.42%               1.06%              (0.15)
    2001 Return on Equity                                14.13%               6.01%              16.28%               2.14

    Non-Interest Income / Assets                          0.88%               0.30%               0.75%              (0.13)
    Non-Interest Expense / Assets                         4.04%               2.77%               3.69%              (0.35)
    Efficiency Ratio                                     70.45%              80.49%              70.35%              (0.10)

    ASSET COMPOSITION:
    Loans / Assets                                       87.91%              61.71%              82.80%              (5.11)
    Loans / Deposits                                    113.28%              90.97%             108.19%              (5.09)
    Equity / Deposits                                    11.05%              10.39%               8.53%            (104.75)
    Borrowings / Assets                                  12.74%              24.92%              16.11%               3.37

    ASSET QUALITY:
    NPLs / Loans                                          0.37%               0.55%               0.41%               0.03
    Reserves / NPLs                                     355.47%                  NM             304.77%             (50.70)
    NPAs / Assets                                         0.36%               0.34%               0.36%               0.00

                       SELLER'S BALANCE SHEET ADJUSTMENTS

                                                     RFED         RESTRUCTURING            TRANSACTION                 RFED
                                                3/31/2001                CHARGE            ADJUSTMENTS          AS ADJUSTED
                                            --------------     -----------------      -----------------     ----------------
ASSETS:
Cash and Due                                       $6,467                                                            $6,467
Securities Held to Maturity                        31,532                                                            31,532
Securities Available for Sale                       7,057                (1,537)                                      5,520
Other Investments                                   7,015                                                             7,015

Gross Loans                                        94,751                                                            94,751
Less: Allowance for Loan Losses                      (835)                                                             (835)
                                                     -----                                                             -----
Net Loans                                          93,916                                                            93,916

Premises & Equipment                                4,339                                                             4,339
Other Real Estate Owned                                 0                                                                 0
Accrued Interest Receivable                           839                                                               839
Intangible Assets                                       0                                            0                    0
Other Assets                                        2,368                                                             2,368

TOTAL ASSETS                                     $153,533               ($1,537)                    $0             $151,996
                                                 ========               ========                    ==             ========

LIABILITIES:
Total Deposits                                    104,154                                                           104,154
Total Borrowings                                   38,258                                                            38,258
ESOP Debt                                             246                                         (246)                   0
Other Liabilities                                      54                                                                54

TOTAL LIABILITIES                                $142,712                    $0                  ($246)            $142,466

TOTAL CAPITAL                                     $10,821               ($1,537)                   246                9,529

TOTAL LIABILITIES & CAPITAL                      $153,533               ($1,537)                    $0             $151,996
                                                 ========               ========                    ==             ========

                             BALANCE SHEET SUMMARY

                                                                                            PRO FORMA MERGER
                                                                                  -------------------------------------
                                                       DANV                RFED              $22.75             $9,529
                                                 12/31/2000         AS ADJUSTED         Adjustments          Pro Forma
                                          ------------------  ------------------  ------------------  -----------------
ASSETS:
Cash and Due                                        $15,820              $6,467                                $22,287
Securities Held to Maturity                          14,434              31,532                                 45,966
Securities Available for Sale                         9,425               5,520              (9,529)             5,415
Other Investments                                         0               7,015                                  7,015

Gross Loans                                         399,071              94,751                                493,822
Less: Allowance for Loan Losses                      (5,300)               (835)                                (6,135)
                                                     -------               -----                                -------
Net Loans                                           393,771              93,916                                487,687

Premises & Equipment                                 10,168               4,339                                 14,507
Other Real Estate Owned                                 133                   0                                    133
Accrued Interest Receivable                               0                 839                                    839
Intangible Assets                                         0                   0                   0                  0
Other Assets                                         10,215               2,368                                 12,583

TOTAL ASSETS                                       $453,966            $151,996             ($9,529)          $596,432
                                                   ========            ========             ========          ========

LIABILITIES:
Total Deposits                                      352,298             104,154                                456,452
Total Borrowings                                     57,854              38,258                                 96,112
ESOP Debt                                                 0                   0                                      0
Other Liabilities                                     4,899                  54                                  4,953

TOTAL LIABILITIES                                  $415,051            $142,466                               $557,517

TOTAL CAPITAL                                       $38,915              $9,529             ($9,529)           $38,915

TOTAL LIABILITIES & CAPITAL                        $453,966            $151,996             ($9,529)          $596,432
                                                   ========            ========             ========          ========

                             INCOME STATEMENT IMPACT

-------------------------------------
Acquisition Price
$22.75
-------------------------------------

                                            2001             2002             2003             2004             2005
                                            ----             ----             ----             ----             ----
Danvers Savings Bank                           $5,500           $6,050           $6,655           $7,321           $8,053
RFS Bancorp, Inc.                                $650             $715             $787             $865             $952
                                                 ----             ----             ----             ----             ----
    Combined Net Income                        $6,150           $6,765           $7,442           $8,186           $9,004

Less:
Goodwill Amortization                             ($0)             ($0)             ($0)             ($0)             ($0)
Opportunity Cost of Cash                        ($377)           ($377)           ($377)           ($377)           ($377)
Plus:
Reversal of Seller's Intangibles                   $0               $0               $0               $0               $0
Synergies                                        $561             $701             $736             $773             $812
                                                 ----             ----             ----             ----             ----

PRO FORMA NET INCOME                           $6,334           $7,089           $7,800           $8,581           $9,439

Increase / (Decrease)                            $834           $1,039           $1,145           $1,261           $1,386
% Increase / (Decrease)                         15.2%            17.2%            17.2%            17.2%            17.2%

                        RESTRUCTURING CHARGE SUMMARY

                                                       PRE TAX    TAX RATE      A/T COST
                                                       -------    --------      --------
Investment Banking Fees                               $250,000       0.00%      $250,000
Legal Fees                                             250,000       0.00%       250,000
Accounting Fees                                         50,000       0.00%        50,000
Contracts Payment for Mr. McCarthy                     355,287      34.00%       234,489
Non-compete for Mr. McCarthy                           267,741      34.00%       176,709
Contract Payment for Mr. Patti                         255,021      34.00%       168,314
Contract Payment for Ms. Tenaglia                      144,047      34.00%        95,071
ESOP Benefit to Participants                           273,068      34.00%       180,225
Severance estimate                                      50,000      34.00%        33,000
Termination Fee of Data Processing Contract                  0      34.00%             0
Proxy/Meetings                                          25,000      34.00%        16,500
SEC Filings                                              5,000      34.00%         3,300
Misc. Expenses                                         121,000      34.00%        79,860
                                                       -------                    ------

Total Estimated Restructuring Charges               $2,046,164                $1,537,468

Net Equity ($000)                                                                 $9,529
Net Equity per Minority Share Outstanding                                         $24.42

Options Outstanding                                                               42,338
Weighted Avg. Price                                                                 7.32

                                                  =============
Break-even Price including Options                      $22.75                    $9,529
                                                  =============

MARKETING PROCESS
-------------------------------------------------------------------------------

The marketing process was determined based upon the need to balance the interests of depositors and shareholders. As such, an early determination was made to pursue a negotiated transaction with a depositor owned institution that could afford to pay a fair price, and which at the same time would not impair the book value of the pro forma company. Moreover, non-financial objectives were established with an intent to preserve the community orientation of Revere Federal Savings Bank.

In conjunction with RFS Bancorp management, Ryan Beck performed a screening of all mutual institutions with assets above $400 million, located in the area. Based upon this analysis, a decision was made to contact Danvers based upon its financial capacity, its commitment to broad based community oriented banking. However, prior to contacting Danvers, Revere was contacted by Danvers.

CONCLUSION
-------------------------------------------------------------------------------

1. MINORITY SHAREHOLDERS: The proposed cash consideration of $22.75 per share represents a price which is above: (i) the range of values theoretically available to minority shareholders upon a second step conversion and subsequent acquisition; and (ii) the price theoretically available to minority shareholders upon a second step conversion in an improved market environment. Based upon this and other financial and non-financial factors, Ryan Beck is of the opinion that the proposed consideration is fair to the minority shareholders of Revere stock from a financial point of view.

2. DEPOSITORS: In Ryan Beck's opinion, the proposed transaction is fair to members of Revere, MHC. In reaching this opinion, Ryan Beck has focused on, among other things, the fact that there is no diminution in the tangible equity of the combined company, the preservation of depositor rights at Danvers, and the broad products and services available to depositors.

                           [LETTERHEAD OF RYAN, BECK]

The Board of Directors
RFS Bancorp, Inc.
310 Broadway
Revere, Massachusetts  02151

The Board of Directors
Revere, MHC
310 Broadway
Revere, Massachusetts 02151

           Re:  CONSENT OF RYAN, BECK & CO., LLC

Members of the Boards:

         We hereby consent to the inclusion in the Rule 13e-3 Transaction Statement on Schedule 13E-3 of RFS Bancorp, Inc., Revere, MHC and Revere Federal Savings Bank (the "Schedule 13E-3")of our opinion and the presentation entitled, "Merger Fairness Review of RFS Bancorp, Inc. and Revere, MHC" dated April 27, 2001, which is attached thereto and to the reference to such opinion, presentation and to our firm therein. In giving such consent, we do not admit (i) that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amdended (the "Securities Act") and the rules and regulations of the Securities and Exchange Commission issued thereunder or (ii) that we are experts with respect to any part of the Schedule 13E-3 within the meaning of the term "experts" as used in the Securities Act and the rules and regulations of the Securities and Exchange Commission promulgated herein.

By:      /s/ DAVID P. DOWNS
         -----------------------------
         David P. Downs
         Managing Director

Livingston, New Jersey
August 3, 2001